UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

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[   ]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material under §240.14a-12

Zomedica Pharmaceuticals Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[   ]   Fee paid previously with preliminary materials.

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ZOMEDICA PHARMACEUTICALS CORP.

NOTICE OF ANNUAL AND SPECIAL VIRTUAL-ONLY MEETING

OF

SHAREHOLDERS

To be held on Friday, September 25, 2020

at 8:30 a.m. (Toronto time)

MANAGEMENT INFORMATION CIRCULAR

AND

PROXY STATEMENT

August     , 2020

ZOMEDICA PHARMACEUTICALS CORP.

NOTICE OF ANNUAL AND SPECIAL VIRTUAL-ONLY MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2020

TAKE NOTICE that the annual and special meeting (the "Meeting") of holders of Common Shares (the "Common Shares") of ZOMEDICA PHARMACEUTICALS CORP. ("Zomedica" or the "Corporation") will be held on September 25, 2020 at 8:30 a.m. (Toronto time). Due to concerns regarding the coronavirus outbreak and to assist in protecting the health and well-being of our shareholders and employees, the Corporation is holding the Meeting as a virtual-only meeting, which will be conducted via live audio online webcast, where registered shareholders and duly appointed proxyholders regardless of geographic location will have an opportunity to participate at the Meeting. Shareholders will not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders will be able to attend and participate at the Meeting online at www.web.lumiagm.com/100592557, password "zomedica2020". Online access begins at 7:30 a.m. (Toronto time).

The Meeting will cover the following items of business:

(a)	to receive the audited consolidated financial statements of Zomedica as at and for the year ended December 31, 2019 and the auditors' report thereon;

(b)	to elect the directors of the Corporation for the ensuing year;

(c)	to appoint MNP LLP, Chartered Accountants as the auditors of the Corporation and to authorize the directors to fix the auditors' remuneration;

(d)	to consider a special resolution, the text of which is provided in the Management Proxy Circular (as hereinafter defined), to amend the Articles of Zomedica (the “Articles”) to effect a share consolidation (or a reverse share split) of the Common Shares (the “Common Shares”) of Zomedica on the basis provided in the special resolution;

(e)	to consider a special resolution, the text of which is provided in the Management Proxy Circular, to reduce the stated capital account applicable to the Common Shares of Zomedica;

(f)	to consider a special resolution, the text of which is provided in the Management Proxy Circular, to amend the Articles as to remove from the Articles the Corporation's lien on a share registered in the name of a shareholder for a debt to the Corporation;

(g)	to consider a special resolution, the text of which is provided in the Management Proxy Circular, to amend the Articles of Zomedica to allow meetings of shareholders of Zomedica to be held outside Alberta;

(h)	to consider a special resolution, the text of which is provided in the Management Proxy Circular, to amend the Articles to change the name of Zomedica to "Zomedica Corp.";

(i)	to consider an ordinary resolution, the text of which is provided in the Management Proxy Circular, to ratify and confirm the Amended and Restated By-law No. 1 (2nd Version) of Zomedica, as described in the Management Proxy Circular; and

(j)	to transact such further or other business as may properly come before the Meeting or any adjournment(s) thereof.

The board of directors of the Corporation has fixed the close of business on August 6, 2020 as the record date for determination of shareholders entitled to notice of the Meeting, or any adjournment thereof, and the right to vote thereat.

Accompanying this Notice is the Management Information Circular and Proxy Statement dated August     , 2020 of Zomedica (the "Management Proxy Circular") in respect of the Meeting, which includes information relating to matters to be addressed at the Meeting, together with an Instrument of Proxy (the "Instrument of Proxy"). Registered shareholders who are unable to participate in the Meeting are requested to complete, sign, date and return the enclosed Instrument of Proxy. An Instrument of Proxy will not be valid unless it is deposited at the office of AST Trust Company (Canada), not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment(s) thereof.

The enclosed Instrument of Proxy appoints nominees of management as proxyholder and you may amend the Instrument of Proxy, if you wish, by inserting in the space provided the name of the person you wish to represent you as proxyholder at the Meeting.

If you are a non-registered holder of Common Shares and received these materials through your broker or another intermediary (each, an "Intermediary"), please complete and return the voting instruction form provided by your Intermediary in accordance with instructions provided to you by your Intermediary.

Only registered shareholders or their duly appointed proxyholders, may participate at the Meeting. Please review the Management Proxy Circular, which contains important information about the Meeting and the voting process.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2020.

Our proxy materials, including our Management Proxy Circular for the Meeting, our annual report for the fiscal year ended December 31, 2019 and Instrument of Proxy, are available on the Internet at https://investors.zomedica.com/sec-filings. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

DATED: August , 2020

By Order of the Board of Directors

(signed)"Robert Cohen"

Robert Cohen
Interim Chief Executive Officer

ZOMEDICA PHARMACEUTICALS CORP.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

August      , 2020

IN RESPECT OF THE ANNUAL AND SPECIAL VIRTUAL-ONLY MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2020

INFORMATION REGARDING PROXIES AND VOTING AT THE MEETING

Solicitation of Proxies

This Management Information Circular and Proxy Statement (the "Management Proxy Circular") is furnished in connection with the solicitation of proxies by the management of Zomedica Pharmaceuticals Corp. ("Zomedica" or the "Corporation") for use at the annual and special virtual-only meeting (the "Meeting") of the holders (the "Shareholders") of common shares ("Common Shares") of the Corporation to be held at 8:30 a.m. (Toronto time) on September 25, 2020, via a live audio online webcast at www.web.lumiagm.com/100592557, password "zomedica2020", to consider the business set forth in the Notice of Annual and Special Virtual-Only Meeting (the "Notice") accompanying this Management Proxy Circular. Solicitation of proxies will be primarily by mail, but may also be undertaken by way of telephone, facsimile or oral communication by the board of directors of the Corporation (the "Board of Directors" or the "Board"), officers and regular employees of the Corporation, at no additional compensation. Costs associated with the solicitation of proxies will be borne by the Corporation. This proxy solicitation material is first being given to Shareholders on or about August     , 2020.

The Corporation has retained [●] to act as proxy solicitation agent. In connection with these services, [●] will receive approximately $[●] for its assistance and will be reimbursed for its reasonable out-of-pocket expenses. All costs of the solicitation will be borne by the Corporation.

We will also, upon request, reimburse brokers and other persons holding Common Shares in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the Common Shares and to obtain proxies or voting instructions.

Virtual-Only Meeting

Zomedica is holding the Meeting as a virtual-only meeting, which will be conducted by a live audio online webcast, as a result of the extremely serious impact of the global coronavirus pandemic, and in response to recent public health measures by applicable government authorities, and to prudently protect the health and well-being of our communities and our shareholders, employees, services partners and other stakeholders who wish to participate in the Meeting. Shareholders will have an opportunity to participate in the Meeting online regardless of their physical location. Shareholders will not be able to attend the Meeting in person.

Registered Shareholders and duly appointed proxyholders who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote, all in real time, provided they are connected to the internet and comply with all of the requirements set out below under "Participation in the Meeting". Non-registered Shareholders who have not duly appointed themselves as proxyholders may still participate in the Meeting as guests. Guests will be able to listen to the Meeting, but will not be able to vote at the Meeting.

Voting by Proxy

Registered Shareholders

A Shareholder is a registered Shareholder (“a Registered Shareholder”) if the Shareholder has a share certificate in the Shareholder’s name. Registered Shareholders can vote by proxy by completing the instrument of proxy (as defined below), then signing and dating it and providing it to AST Trust Company (Canada), the transfer agent of the Corporation ("AST"), in the manner provided below.

Accompanying this Management Proxy Circular is an Instrument of Proxy (the "instrument of proxy" or the "proxy") for use at the Meeting. Registered Shareholders who wish to be represented by proxy by a person other than those named in the instrument of proxy are required to date and sign the enclosed proxy and provide it to AST and register the proxyholder by contacting AST at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America), and provide AST with the required information for your proxyholder so that AST may provide the proxyholder with a control number. Registering the proxyholder is an additional step to be completed after the registered Shareholder has submitted the instrument of proxy. The control number will allow your proxyholder to log in to and vote at the Meeting online. Without a control number, your proxyholder will not be able to vote or ask questions at the Meeting. They will only be able to attend the Meeting online as a guest.

All properly executed proxies for registered Shareholders must be mailed so as to reach or be deposited at the offices of AST Trust Company (Canada), Attention: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1. Registered Shareholders can also fax their proxy to 416-368-2502 or toll-free within North America 1-866-781-3111 or by e-mail to proxyvote@astfinancial.com. In any event, AST must receive a registered Shareholder’s completed instrument of proxy not later than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the time set for the Meeting or any adjournment thereof.

The persons designated in the instrument of proxy are officers and directors of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder) other than the persons designated in the accompanying instrument of proxy, to attend at and represent the Shareholder at the Meeting. To exercise this right, a Shareholder should insert the name of the designated representative in the blank space provided on the instrument of proxy and strike out the names of management's nominees. Alternatively, a Shareholder may complete another appropriate instrument of proxy. As indicated above, the Shareholder must also take the additional step of registering the proxyholder as to obtain a control number from AST.

The instrument of proxy must be signed by the Shareholder or the Shareholder's duly appointed attorney authorized in writing or, if the Shareholder is a corporation, by a duly authorized officer or attorney of such corporation. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (including a representative of a corporate Shareholder) should indicate that person's capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been filed with the Corporation).

Beneficial Shareholders

If your Common Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of Common Shares (a "Beneficial Shareholder"), and these proxy materials are being forwarded to you by your broker, bank or nominee (each, an "Intermediary"), which is considered, with respect to those Common Shares, the Shareholder of record. As a Beneficial Shareholder, you have the right to direct your Intermediary as to how to vote and are also able to appoint a proxyholder to participate at the Meeting.

If you are a Beneficial Shareholder of Common Shares registered in the name of your broker, bank or other Intermediary, your Common Shares are held by your broker, bank or other Intermediary, or in "street name," and you will need to obtain a voting instruction form from the organization that holds your Common Shares and follow the instructions included on that form regarding how to instruct the organization to vote your Common Shares.

Under applicable Canadian laws, your Common Shares cannot be voted by your bank, broker or other Intermediary except in accordance with voting instructions received from you as the Beneficial Shareholder.

Zomedica has distributed copies of the Notice-and-Access (as defined and described below) notification to Intermediaries for distribution to Beneficial Shareholders. Intermediaries are required to forward the Notice-and-Access notification to Beneficial Shareholders unless a Beneficial Shareholder has waived the right to receive them. Typically, Intermediaries will use a service company (such as Broadridge Financial Solutions, Inc. ("Broadridge")) to forward the Notice-and-Access notification to Beneficial Shareholders. Further, subject to United States federal securities law requirements applicable to Beneficial Shareholders in the United States, the Corporation does not intend to pay for Intermediaries to deliver any proxy-related materials (including the Notice-and-Access notification) to "objecting beneficial owners”, and as a consequence, such objecting beneficial owners may not receive the materials unless their Intermediary assumes the cost of delivery.

Generally, Beneficial Shareholders who have not waived the right to receive meeting materials and are not "objecting beneficial owners" will:

a)	have received, together with the Notice-and-Access notification a voting instruction form which must be completed, signed and delivered by the Beneficial Shareholder in accordance with the directions on the voting instruction form; voting instruction forms sent by Broadridge permit the completion of the voting instruction form by telephone or through Broadridge's dedicated voting website; and

b)	less typically, be given an instrument of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Beneficial Shareholder but which is otherwise uncompleted. This instrument of proxy need not be signed by the Beneficial Shareholder. In this case, the Beneficial Shareholder who wishes to submit a proxy should otherwise properly complete the instrument of proxy and deposit it with AST at the address referred to above.

The purpose of these procedures is to permit Beneficial Shareholders to direct the voting of the Common Shares they beneficially own. Should a Beneficial Shareholder wish to participate at the Meeting and vote his or her Common Shares in real time (or have another person attend and vote on behalf of the Beneficial Shareholder), the Beneficial Shareholder should strike out the names of the persons named in the instrument of proxy or voting instruction form and insert the Beneficial Shareholder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. In either case, Beneficial Shareholders should carefully follow the instructions of their Intermediaries and their service companies and allow enough time for the Intermediaries to process the instructions prior to the Meeting. Beneficial Shareholders will also need to register the proxyholder as to permit the proxyholder to be able to participate at the Meeting. AST will provide registered proxyholders with a control number after the proxy deadline as to enable them to participate in the Meeting (see "Voting by Proxy - Registered Shareholders" and "Participation in the Meeting").

Changing Your Vote

A Registered Shareholder who has submitted an instrument of proxy may revoke it at any time prior to the exercise thereof. In addition to any manner permitted by law, a proxy may be revoked by instrument in writing executed by the Registered Shareholder or by his or her duly authorized attorney or, if the Registered Shareholder is a corporation, executed by a duly authorized officer or attorney of the corporation and deposited either: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the instrument of proxy is to be used; or (ii) with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof. In addition, an instrument of proxy may be revoked in any other manner permitted by law.

A Beneficial Shareholder may also revoke voting instructions previously submitted. If a Beneficial Shareholder wishes to revoke voting instructions, he or she should contact their Intermediary to discuss what procedures need to be followed. The change or revocation of voting instructions by a Beneficial Shareholder can take several days or longer to complete and accordingly, any such action should be completed well in advance of the deadline prescribed in the instrument of proxy or voting instruction form by the Intermediary or its service company to ensure it is given effect at the Meeting.

Voting of Proxies and Exercise of Discretion by Proxyholders

All Common Shares represented at the Meeting by properly executed proxies will be voted on any ballot that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the instrument of proxy will be voted in accordance with such instructions. The management designees named in the accompanying instrument of proxy will vote or withhold from voting the Common Shares in respect of which they are appointed in accordance with the direction of the Shareholder appointing him or her on any ballot that may be called for at the Meeting. In the absence of such direction, such Common Shares will be voted "FOR" the proposed resolutions at the Meetings. The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments of or variations to the matters identified in the accompanying Notice and with respect to other matters that may properly be brought before the Meeting. In the event that amendments or variations to matters identified in the Notice are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the management designees to vote in accordance with their best judgment on such matters or business. At the time of printing this Management Proxy Circular, management of the Corporation knows of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the accompanying Notice.

Non-Registered Holders in the United States

If you are a non-Registered Holder (a “Non-Registered Holder”) located in the United States and wish to vote at the Meeting or, if permitted, appoint a third-party proxyholder, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to AST. Requests for registration from Non-Registered Holders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party proxyholder must be sent by e-mail or by courier to: proxyvote@astfinancial.com, and AST Trust Company (Canada), Attn: Proxy Dept, 1170 Birchmount Road, Toronto, Ontario, M1P 5E3, Canada (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of Wednesday, September 23, 2020.

Participation in the Meeting

Zomedica is holding the Meeting as a virtual-only meeting, which will be conducted by live audio online webcast. Shareholders will not be able to participate in the Meeting in person.

Participating in the Meeting online enables Registered Shareholders and duly appointed proxyholders, including Beneficial Shareholders who have appointed themselves as proxyholders, to participate in the Meeting and ask questions, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting. Guests, including Beneficial Shareholders who have not appointed themselves as proxyholders, can log into the Meeting as set out below. Guests can listen to the Meeting, but are not able to vote or ask questions.

•	Log in online at https://web.lumiagem.com/100592557. We recommend that you log in at least one hour before the Meeting starts;

•	Click "Login" and then enter your 13-digit control number (see below) and password "zomedica2020" (case sensitive); OR

•	Click "Guest" and then complete the online form.

Please contact 1-866-716-7473 (toll free) for any technical difficulties or trouble accessing our virtual-only Meeting.

Registered Shareholders: The 13-digit control number is located on the instrument of proxy.

Duly appointed proxyholders: AST will provide the proxyholder with a 13-digit control number by email after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered as described above.

It is necessary for a proxyholder to obtain a control number in order to participate at the Meeting. Without a control number, the proxyholder will not be able to vote or ask questions and vote at the Meeting. The proxyholder will only be able to participate as a guest.

If you participate in the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the Meeting procedures.

Notice-and-Access

The Corporation has elected to use the "notice-and-access" provisions under National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer ("Notice-and-Access") for the Meeting in respect of mailings to its Registered Shareholders and Beneficial Shareholders. The Notice-and-Access provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing a reporting issuer to post a management information circular in respect of a meeting of its shareholders and related materials online. Notice-and-access allows the Corporation to post electronic versions of its Management Proxy Circular and other Meeting materials on SEDAR (www.sedar.com) and on the website www.meetingdocuments.com/astca/ZOM rather than mailing paper copies to Registered and Beneficial Shareholders.

In accordance with rules adopted by the United States Securities and Exchange Commission (the "SEC"), we have elected to furnish to the Shareholders this Management Proxy Circular and our annual report for the fiscal year ended December 31, 2019 by providing access to these documents on the internet rather than mailing printed copies.

The Notice-and-Access notification is being mailed to the Registered Shareholders and provided to Beneficial Shareholders by their applicable Intermediaries which will direct Shareholders to a website where they can access our proxy materials. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions below or as provided in the Notice-and Access notification.

The Corporation anticipates that Notice-and-Access will directly benefit the Corporation through substantial reductions in postage and printing costs. The Corporation believes that Notice-and-Access is also environmentally responsible to the extent that it decreases the large volume of paper documents generated by printing proxy-related materials.

Shareholders with questions about Notice-and-Access can call AST Trust Company (Canada) Investor Services at 1-800-387-0825 (in Canada and U.S.) or 416-682-3860 (outside Canada and U.S.).

In order to receive a paper copy of this Management Proxy Circular and other relevant Meeting materials, requests by Shareholders may be made up to one year from the date the Management Proxy Circular was filed on SEDAR by: (i) mailing a request to the Corporation at 100 Phoenix Drive, Suite 180, Ann Arbor, MI 48108, USA, Attention: Chief Financial Officer; (ii) calling AST at 416-682-3801 or toll free at 1-888-433-6443; (iii) by emailing a request to fulfilment@astfinancial.com; or (iv) online at the following website: www.meetingdocuments.com/astca/ZOM. The Corporation estimates that a Shareholder's request for paper copies of the Management Proxy Circular and other relevant information will need to be received prior to September 7, 2020 in order for such Shareholder to have sufficient time to receive and review the materials requested and return the completed instrument of proxy or voting information form prior to the proxy deadline as set forth in this Management Proxy Circular.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON

Except as disclosed in this Management Proxy Circular, none of the directors or senior officers of the Corporation at any time since the beginning of the Corporation's last financial year, nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted on, other than the election of directors or the appointment of auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Voting Shares and Record Date

The authorized share capital of the Corporation consists of an unlimited number of Common Shares without nominal or par value. The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting is August 6, 2020 (the "Record Date"). As at the Record Date, there were             Common Shares issued and outstanding as fully paid and non-assessable.

Common Shares

The holders of Common Shares are entitled to notice of and to vote at all annual and special meetings of Shareholders and are entitled to one vote per Common Share. The holders of Common Shares are entitled to receive such dividends as the Board of Directors declares and, upon liquidation, dissolution or winding-up, to receive such assets of the Corporation as are distributable to holders of Common Shares.

Voting of Common Shares – General

Only Registered Shareholders whose names are entered in the Corporation's register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting, provided that, to the extent that: (i) a Registered Shareholder has transferred the ownership of any Common Shares subsequent to the Record Date; and (ii) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares and demands, not later than ten days before the Meeting, that his or her name be included on the Shareholder list before the Meeting, in which case the transferee shall be entitled to vote his or her Common Shares at the Meeting.

Holders of Common Shares will not have any dissent or appraisal rights in connection with any of the matters to be voted on at the Meeting.

Votes Required

With respect to each item of business at the Meeting: (a) no Shareholder vote is required for item 1 (receiving the Corporation’s audited consolidated financial statements and the auditors’ report thereon); (b) with respect to item 2 (election of directors), the six (6) nominees receiving the highest number of votes “FOR” duly cast at the Meeting will be elected to the Board of Directors; (c) with respect to item 3, (appointment of auditors) this item requires the affirmative vote of the holders of not less than half of the votes cast in respect thereof by persons present in person or by proxy at the Meeting (without counting “WITHHELD” votes); (d) with respect to item 10 (ratification and confirmation of Amended and Restated By-law No. 1 (2nd Version), this item must be passed by a majority of the votes cast by persons present in person or by proxy at the Meeting; and (e) with respect to the remaining items of business, namely item 4 (authorizing the amendment of the Articles to implement the Share Consolidation), item 5 (authorizing the Stated Capital Reduction), item 6 (authorizing the amendment of the Articles to implement to remove the Corporation’s lien on shares), item 7 (authorizing the amendment of the Articles to allow meetings of Shareholders to be held outside Alberta), and item 8 (authorizing the amendment of the Articles to change the name of the Corporation), these items must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

Effect of Abstentions and Broker Non-Votes

Under applicable United States laws, banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your Common Shares.

However, under applicable Canadian securities laws, banks, brokers and other Intermediaries are not permitted to vote Common Shares held on behalf of Beneficial Shareholders except in accordance with voting instructions received from the applicable Beneficial Shareholder. Therefore, Intermediaries are not permitted to exercise discretionary voting authority in relation to “non-routine” business. Further, the Business Corporations Act (Alberta) (the “ABCA”), the statute pursuant to which the Corporation has been incorporated, provides that shares of a corporation that are registered to a registrant or a registrant’s nominee and are not beneficially owned by the registrant are not permitted to be voted without instructions from the beneficial owner, and the registrant is not permitted to appoint a proxyholder in respect of those shares without voting instructions from the beneficial owner.

Pursuant to the ABCA and applicable Canadian securities laws, in connection with Shareholder votes to be conducted at the Meeting (other than the election of directors and the appointment of auditors), it is only necessary to count votes cast “FOR” or “AGAINST” the applicable item of business. In relation to the election of directors and the appointment of auditors, it is only necessary to count votes “FOR” the election of the applicable directors and the appointment of the auditors. As a result, “WITHHELD” votes, and abstentions and broker non-votes, if any, will be treated as votes not cast at the Meeting in relation to the particular item of business, and therefore will not affect the outcome of the vote on the any of such items of business.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information with respect to beneficial ownership of our securities as of the Record Date by:

•	each person known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, more than 5% of the Corporation's issued and outstanding Common Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors, as a group.

The number of Common Shares beneficially owned by each Shareholders as indicated below has been determined in accordance with applicable United States securities requirements. Under such rules, beneficial ownership includes any Common Shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on [564,051,438] Common Shares outstanding on the Record Date. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of August 6, 2020 are considered outstanding, although these Common Shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each beneficial holder is c/o Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 180, Ann Arbor, Michigan 48108. We believe, based on information provided to us, that each of the Shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned by the Shareholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Shares

Jeffrey Rowe (Chairman)(1)	12,840,480	2.3%
Stephanie Laine Morley (President & Chief Operations Officer)(2)	3,614,580	*
Shameze Rampertab (Chief Financial Officer)(3)	2,193,000	*
Johnny D. Powers (Director)(4)	2,500,000	*
Robert Cohen (Interim Chief Executive Officer)(5)	2,000,000	*
Bruk Herbst (Chief Commercial Officer)(6)	1,065,996	*
Rodney Williams (Director)(7)	801,900	*
Chris Macleod (Director)(8)	181,400	*

All executive officers and directors as a group (8 persons)	25,197,356	4.5%

Notes:

*	Less than one percent
(1)	Includes 11,120,000 Common Shares held in the Rowe Family GST Trust, 664,480 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the "Jeffrey M. Rowe Living Trust") and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe's sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust with Mr. Rowe's oversight. Mr. Rowe has disclaimed all beneficial ownership of the Common Shares held in the Rowe Family GST Trust except to the extent of his pecuniary interest therein. Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust and exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 600,000 Common Shares.
(2)	Includes options to purchase 2,150,000 Common Shares, 641,685 Common Shares held by The Dr. Stephanie Morley Revocable Living Trust and 5,000 Common Shares held by Dr. Morley's children.
(3)	Includes options to purchase 1,850,000 Common Shares and 3,000 Common Shares held by Mr. Rampertab's children.
(4)	Includes options to purchase 1,250,000 Common Shares and warrants to purchase 625,000 Common Shares.
(5)	Includes options to purchase 2,000,000 Common Shares.
(6)	Includes options to purchase 1,000,000 Common Shares and 3,000 Common Shares held by Mr. Herbst's children.
(7)	Includes 40,000 Common Shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 600,000 Common Shares
(8)	Includes options to purchase 175,000 Common Shares.

MANAGEMENT

Executive Officers and Directors

The following table sets forth the name, age, position [and tenure] of each of our directors and executive officers as of August 6, 2020:

Name	Age	Position
Robert Cohen	62	Interim Chief Executive Officer [and Director]
Stephanie Morley	45	President and Chief Operations Officer
Shameze Rampertab	53	Chief Financial Officer, Corporate Secretary and Director
Bruk Herbst	51	Chief Commercial Officer
Jeffrey Rowe (1)(2)(3)	64	Chairman of the Board
Rodney Williams (1)(2)(3)	59	Director
Johnny D. Powers (1)(2)(3) Chris MacLeod (1)(2)(3)	59 50	Director Director

Notes:

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Management

Robert Cohen, has been our Interim Chief Executive Officer of the Corporation since June 2020. From April 2017 to May 2019, he was President and Chief Executive Officer of EmboMedics, Inc., an early stage medical device company. From November 2009 to February 2017 he was a founder and President and Chief Executive Officer of Miromatrix Medical Inc., an early stage biotechnology company. Mr. Cohen also served as President and Chief Executive Officer of Travanti Pharma Inc., Advanced Circulatory Systems Inc., and GCI Medical. In addition, he served in senior management positions at St. Jude Medical, Inc, Sulzermedica, and Pfizer Inc. Mr. Cohen has a Bachelor of Arts degree from Bates College and has a J.D. degree from the University of Maine School of Law.

Stephanie Morley, DVM has been our President and Chief Operations Officer since September of 2019. From October 2015 until September of 2019, she served as our Chief Operating Officer and Vice President of Product Development. Prior thereto, from July 2015 until October 2015, Dr. Morley was a consultant for us providing strategic and tactical support. From December 2013 to August 2015 Dr. Morley served as Associate Director of Business Development with the University of Michigan Medical School. From April 2006 to August 2013 Dr. Morley held several positions of increasing responsibility with MPI Research, a contract research organization, including Vice President of Operations. Dr. Morley is a trained veterinarian, having earned her DVM degree from Michigan State University. After earning her DVM degree, Dr. Morley was a practicing veterinarian with Oakwood Animal Hospital in Kalamazoo, MI and Adobe Animal Medical Center in Albuquerque, NM where she assumed dual roles of both clinical practitioner and operations management.

Shameze Rampertab, CPA, CA has been our Chief Financial Officer since March 2016. From December 2019 to June 2020, he also served as our Interim Chief Executive Officer. In April 2016, he took on the roles of Corporate Secretary and Director. Mr. Rampertab acted as an independent consultant for a number of companies, including us, in respect of which he provided general financial advisory and accounting services prior to his appointment as Chief Financial Officer, from November 2015 to March 2016. He was the Chief Financial Officer of multiple publicly-traded health care companies including Profound Medical Corp. from October 2014 to November 2015 and Intellipharmaceutics International Inc. from October 2010 to October 2014. Mr. Rampertab is a chartered professional accountant and chartered accountant with 20 years of experience in capital markets, strategic planning and analysis. He holds an MBA from McMaster University and a Bachelor's degree in molecular genetics and molecular biology from the University of Toronto. We selected Mr. Rampertab to serve on our Board of Directors due to his strong experience in the financial, medical and scientific arenas.

Bruk Herbst has been our Chief Commercial Officer since July 2017. From October 2015 to December 2016 Mr. Herbst was the Executive Senior Vice President of Sales and Marketing at i4C Innovations Inc. d/b/a Voyce, an animal health and wellness company. From October 2007 to September 2015, he served as Executive Senior Director and Head of U.S. Sales at IDEXX Laboratories, Inc, a developer, manufacturer and distributor of products and services for the companion animal veterinary and other markets, where he was responsible for in-clinic and reference lab diagnostics, point of care, information technologies and digital radiology. From January 1999 to October 2007 Mr. Herbst also held commercial leadership roles in patient monitoring, pharmacy and diagnostics with Omnicare Specialty Care Group and Life Systems. He holds a Bachelor of Science degree in business from the University of Arizona.

Non-Management Directors

Rodney Williams, MBA has served as a director and the Chair of our corporate governance committee (now called the nominating and corporate governance committee (the "Nominating and Corporate Governance Committee")) since April 2016. He is currently employed as President and CEO for PaceMate as of April 27, 2019. Previously, Mr. Williams served as an independent director on the board for PaceMate as well as Corporate Global Vice President Portfolio and Services for publicly-traded Align Technologies (ALGN). Mr. Williams was an entrepreneur-in-residence with PTV Healthcare Capital, a private equity investment firm and he has been with PTV since October 2015. Prior to PTV, he was President and CEO of Heart Rhythm Society Consulting Services from January 2013 through August 2015. From January 2008 through January 2013, Mr. Williams served as Senior Vice President of Global Product Planning and Marketing at St. Jude Medical Inc. Mr. Williams also served in commercial leadership roles in sales and marketing at GE Healthcare, Johnson and Johnson, and Bausch & Lomb. Mr. Williams earned both his MBA and Bachelor of Science degrees from the University of Southern California and attended the General Management Executive Leadership Program at The Wharton School of Business. We selected Mr. Williams to serve on our Board of Directors due to his experience with both large and small-cap medical technology and related health care companies and his global commercialization expertise.

Jeffrey Rowe has been Chairman of the Board and Chairman of our compensation committee (the "Compensation Committee") since December 2019, and has served as a Director and the Chairman of our audit committee since April 2016. Until his retirement in October 2015, Mr. Rowe served as Executive Vice President and a Director of Diplomat Pharmacy, Inc., the largest independent specialty pharmacy company in the U.S. During his tenure with Diplomat, the company grew from a single location with less than $5 million in revenue, to sixteen locations and $3 billion in sales, and became publicly traded on the New York Stock Exchange. Prior to his career with Diplomat, Mr. Rowe owned two successful community pharmacies in Genesee County, Michigan. He holds a Bachelor of Pharmacy degree from Ferris State University. We selected Mr. Rowe to serve on our Board of Directors due to his financial expertise and his extensive experience in pharmaceutical operations, the specialty pharmacy industry and fundamental business strategies involving accreditation, contracting, cybersecurity and regulation, combined with an expertise in compounding and integrative medicine.

Johnny D. Powers has been a director since August 2019. Dr. Powers has over 30 years of experience in the medical diagnostics industry, including over seven years of experience in veterinary healthcare as a senior executive at IDEXX Laboratories. Dr. Powers was Executive Vice President of IDEXX from 2012 until 2016, overseeing multiple business units, including IDEXX Reference Labs, Telemedicine Services, Rapid Assay Point-of-Care Products, Bioresearch and Worldwide Operations. He joined IDEXX as Corporate Vice President in February 2009, where he led IDEXX Reference Labs to a global leadership position. Dr. Powers holds a bachelor's degree in chemistry from Wake Forest University, an M.S. in chemical engineering from Clemson University, an M.B.A. from the Duke University Fuqua School of Business and a Ph.D. in biochemical engineering from North Carolina State University. Dr. Powers has an extensive and proven track record of product innovation, commercial execution and operational excellence in the medical diagnostics industry. He has led the development and commercialization of hundreds of innovative diagnostic platforms, products and services in early-stage businesses as well as global, multi-billion-dollar companies. We selected Mr. Powers to serve on our Board of Directors due to his background and experience in the veterinary healthcare field and his proven capabilities in commercial operations.

Chris MacLeod has been a director since July 2020. Mr. MacLeod is an attorney whose practice is focused on complex business litigation. Since January 2010, Mr. MacLeod has been a founding partner of Cambridge LLP, a Canadian law firm. Mr. MacLeod holds a bachelor’s degree in political science and religious studies from the University of Regina and an LLB from the University of Saskatchewan. We selected Mr. MacLeod to serve on the Board of Directors due to his experience in representing companies in international matters.

EXECUTIVE COMPENSATION

Please see the attached Schedule "C" for information on the Corporation's executive compensation, which has been prepared in accordance with Item 402 "Executive Compensation" of Regulation S-K under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") in respect of the Corporation's most recently completed financial year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as at the end of the Corporation's most recently completed financial year with respect to compensation plans under which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensating plans approved by the security holders	7,040,265	$1.29	3.763.574
Equity compensation plans not approved by security holders	Nil	N/A	Nil
TOTAL	7.040.265	$1.29	3.763.574

Note:

(1)	The table reflects stock options issued under the Corporation's Amended and Restated Stock Option Plan (the "Plan"). Pursuant to the Plan, which was most recently amended and restated as of June 16, 2020, the aggregate number of Common Shares reserved for issuance under the Plan and any other plan of the Corporation, is equal to 10% of the total number of issued and outstanding Common Shares (calculated on a non-diluted basis).

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors and executive officers of the Corporation, any proposed management nominee for election as a director of the Corporation or any associate of any director, executive officer or proposed management nominee, is or has been indebted to the Corporation at any time since January 1, 2019.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed in this Management Proxy Circular, none of the informed persons of the Corporation (as defined in National Instrument 51-102 - Continuous Disclosure Obligations), nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Corporation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below the following description is of each transaction or series of transactions, since January 1, 2018 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed US $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our Common Shares, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described elsewhere in this Management Proxy Circular. See "Executive Compensation".

Certain of our directors and beneficial owners of more than 5% of our common shares have participated in one or more of our offering transactions on the same terms and conditions as the other investors in such offerings.

Series 1 Preferred Stock Offering

In May 2019, we entered into subscription agreements (the "Subscription Agreements") with Wickfield Bridge Fund LLC (the "Fund") pursuant to which we sold to the Fund an aggregate of 12 Series 1 Preferred Shares for total proceeds of $12.0 million, US $5.0 million of which was paid in May 2019 and the remaining US $7.0 million was paid in June 2019. Wickfield Capital LLC ("Wickfield Capital") is the sole manager of the Fund and has sole investment discretion over the assets of the Fund. Wickfield Capital owns 40% of the membership interests in the Fund. Bradley J. Hayosh and Perezoso Investments LLC (managed by Jeffrey S. Starman), are the sole members of Wickfield Capital. Through their ownership of Wickfield Capital, Messrs. Hayosh and Starman control the Fund.

Private Placement Transaction

In May 2018, we announced that we had commenced a private offering to accredited investors in the United States of up to 4,651,162 Common Shares at a price of US $2.15 per Common Share for aggregate gross proceeds of up to US $10.0 million (the "May 2018 Private Placement"). We sold an aggregate of 1,861,627 Common Shares in the May 2018 Private Placement for gross proceeds of approximately US $4.0 million. The 1,861,627 Common Shares are covered by our Registration Statement on Form S-3 filed with the SEC on February 7, 2019 (File No. 333-229014). In connection with our May 2018 Private Placement, Equidebt LLC ("Equidebt") acquired 1,209,302 Common Shares at a price of $2.15 per share for total proceeds of approximately US $2.6 million.

Wickfield Lease

Wickfield Phoenix LLC is an affiliate of Wickfield Properties, LLC, which is controlled by Bradley J. Hayosh and Jeffrey S. Starman, who were beneficial owners of over 5% of the Common Shares at the time of the transactions described below. On August 23, 2016, we entered into a leasing agreement with Wickfield Phoenix LLC for 7,888 square feet of office space. The lease period is for 62 months, commencing on January 1, 2017 and ending on February 28, 2022, with a monthly rent payment of $12,935. We prepaid the rent in full upon signing the lease agreement in the amount of $801,972. In August of 2018, we entered into an amended lease agreement with Wickfield Phoenix LLC for an additional 18,640 square feet of office space. The lease period is for 43 months commencing on August 1, 2018 and ending February 28, 2022, with a monthly rent payment of $29,513. We prepaid the rent in full upon signing of the lease in the amount of $1,269,073. On February 1, 2020, we entered into an amended lease agreement whereby our original lease for approximately 26,540 square feet of space was bought out for $1,002,113 and a new lease was issued for 16, 226 square feet of office space. The lease period is for 60 months, commencing on February 1, 2020 and ending on January 31, 2025 with a monthly rent payment of $32,452.

MANAGEMENT CONTRACTS

Since January 1, 2019, there are no management functions of the Corporation or any of its subsidiaries that are to any substantial degree performed by a person or company other than the directors or officers of the Corporation or its subsidiaries.

CORPORATE GOVERNANCE

Please see the attached Schedule "A" for information on the Corporation's corporate governance in Form 58-101F1 as required National Instrument 58-101 - Disclosure of Corporate Governance Practices.

AUDIT COMMITTEE DISCLOSURE

Audit Committee Charter

The Charter of the Corporation's audit committee (the "Audit Committee") is attached to this Management Proxy Circular as Schedule "B".

Composition of the Audit Committee

The following are the members of the Audit Committee:

Name	Independent(1)	Financially literate(1)
Jeffrey Rowe (Chairman)	Yes	Financially literate
Rodney Williams	Yes	Financially literate
James Lebar(2)	Yes	Financially literate
Johnny D. Powers(3)	Yes	Financially literate
Chris MacLeod(4)	Yes	Financially literate

Note:

(1)	As defined by National Instrument 52-110 – Audit Committees ("NI 52-110").
(2)	Jim Lebar resigned from the Board effective April 21, 2020.
(3)	Johnny D. Powers was reappointed to the Audit Committee on May 11, 2020.
(4)	Chris MacLeod joined the Board and was appointed to the Audit Committee on July 9, 2020.

Education and Experience

For a summary of the education and experience of each of the members of the Audit Committee, see their respective profiles herein under "Management – Executive Officers and Directors – Non-Management Directors".

Reliance on Certain Exemptions

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.3(2) of NI 52-110 (Controlled Companies) or the exemption in Section 3.6 of NI 52-110 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), the exemption in Section 3.2 of NI 52-110 (Initial Public Offerings), the exemption in Section 3.4 of NI 52-110 (Events Outside Control of Member), the exemption in Section 3.5 of NI 52-110 (Death, Disability or Resignation of Audit Committee Member), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110 - Audit Committees.

Reliance on the Section 3.8 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.8 of NI 52-110 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since the commencement of the Corporation's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted, and the Board of Directors has ratified, a pre-approval policy for audit and non-audit services (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy establishes a list of pre-approved services (including audit, audit-related and tax services), as well as a list of prohibited services (being non-audit services that are deemed inconsistent with an auditor's independence).

External Auditor Service Fees (By Category)

The aggregate fees billed by the Corporation's external auditors in each of the last two fiscal years for audit fees are as follows (all figures are in U.S. dollars):

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2019	$78,241	$68,207	$7,469	$35,692
2018	$81,224	$58,837	$7,553	$8,546

Audit Related Fees

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audited financial statements be included in the Corporation's annual report on Form 10-K.

PARTICULARS OF MATTERS TO BE ACTED UPON

1.       Receive 2019 Financial Statements and the Auditors' Report

No formal action will be taken at the Meeting to approve the Corporation's audited consolidated financial statements for the year ended December 31, 2019, which have been approved by the Board of Directors of the Corporation in accordance with applicable corporate and securities legislation. Copies are available on our website (www.zomedica.com), on SEDAR (www.sedar.com) and on EDGAR (www.sec.gov).

2.       Election of Directors

Our Board of Directors consists of six directors. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, the following persons have been nominated for election as directors of the Corporation at the Meeting, each to serve until the next annual meeting of the Shareholders of the Corporation or until their successions are elected or appointed. All six (6) nominees are currently members of the Board of Directors of the Corporation.

The six (6) nominees receiving the highest number of votes "FOR" duly cast at the Meeting will be elected to the Board of Directors.

Shareholders can vote for all of the proposed directors set forth herein, vote for some of them and withhold for others, or withhold for all of them. If, prior to the Meeting, any vacancies occur in the list of proposed nominees herein submitted, the persons named in the enclosed instrument of proxy intend to vote FOR the election of any substitute nominee or nominees recommended by management of the Corporation and FOR the remaining proposed nominees. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

The Board recommends that Shareholders vote "FOR" the election of each nominee set forth below, to hold office until the next annual meeting of Shareholders or until their successors are elected or appointed. Unless otherwise instructed, the named proxyholders intend to vote "FOR" the election of each of the proposed nominees set forth below as directors of the Corporation.

The following information concerning the proposed nominees has been furnished by each of them:

Name and Place of Residence	Principal Occupation	Director Since	Number of Common Shares Beneficially Owned or Controlled(1) and percentage of total issued and outstanding
Robert Cohen Eden Prairie, Minnesota, USA Interim Chief Executive Officer [and Director]

Interim CEO of the Corporation since June 2020. Prior thereto, President and CEO of EmboMedics, Inc. Prior thereto, founder and President and CEO of Miromatrix Medical Inc. from November 2009 to February 2017.

		August [6], 2020	2,000,000(2) (0.355%)

Chris MacLeod(3)(4(5) Oakville, Ontario, Canada Director

Founding Partner of the law firm Cambridge LLP since January 2010. Prior thereto, practiced commercial litigation at the firm Ross McBride LLP from May 2000 to January 2010. Founder and National Chair of the Canadian Cystic Fibrosis Treatment Society since November 2014. Director of Pascal Financial Inc. since April 2019.

		July 9, 2020	181,400(6) (.032%)

Johnny D. Powers(3)(4)(5) Scottsdale, Arizona, USA Director

President and founder of JD Powers Consulting Group since January 2016. Prior thereto, Executive Vice President at IDEXX responsible for Worldwide Reference Laboratories, Point--of-Care Diagnostics and Telemedicine Services from February 2009 to May 2016.

		August 19, 2019	2,500,000(7) (0.443%)

Shameze Rampertab Oakville, Ontario, Canada Chief Financial Officer, Corporate Secretary and a Director	CFO of the Corporation since April 2016. Interim CEO of the Corporation from December 2019 to June 2020. Chartered Professional Accountant and Chief Financial Officer of Zomedica Inc. since March 2016. Prior thereto, Chief Financial Officer and Secretary, Profound Medical Corp. from October 2015 to November 2015. Prior thereto, Vice-President, Finance and Chief Financial Officer, Intellipharmaceutics International Inc.	April 21, 2016	2,193,000(8) (0.389%)

Jeffrey Rowe(3)(4)(5) Flushing, Michigan, USA Director	Self-employed consultant since November 2016. Prior thereto, Executive Vice-President, Diplomat, Inc. from October 2015.	April 21, 2016	12.840.480(9) (2.276%)

Rodney Williams(3)(4)(5) RCH Cucamonga, California, USA Director

President and CEO of PaceMate since April 2019. Prior thereto, Corporate Global Vice President Portfolio and Services, Align Technologies, from February 2017 to May 2019. Prior thereto, Entrepreneur-in-Residence, PTV Healthcare Capital from October 2015 to the present. Prior thereto, President, Heart Rhythm Society from January 2013 to October 2015.

		April 21, 2016	801,900(10) (0.142%)

Name and Place of Residence	Principal Occupation	Director Since	Number of Common Shares Beneficially Owned or Controlled(1) and percentage of total issued and outstanding
Shameze Rampertab Oakville, Ontario, Canada Chief Financial Officer, Corporate Secretary and a Director	CFO of the Corporation since April 2016. Interim CEO of the Corporation from December 2019 to June 2020. Chartered Professional Accountant and Chief Financial Officer of Zomedica Inc. since March 2016. Prior thereto, Chief Financial Officer and Secretary, Profound Medical Corp. from October 2015 to November 2015. Prior thereto, Vice-President, Finance and Chief Financial Officer, Intellipharmaceutics International Inc.	April 21, 2016	2,193,000(8) (0.389%)

Jeffrey Rowe(3)(4)(5) Flushing, Michigan, USA Director	Self-employed consultant since November 2016. Prior thereto, Executive Vice-President, Diplomat, Inc. from October 2015.	April 21, 2016	12.840.480(9) (2.276%)

Rodney Williams(3)(4)(5) RCH Cucamonga, California, USA Director

President and CEO of PaceMate since April 2019. Prior thereto, Corporate Global Vice President Portfolio and Services, Align Technologies, from February 2017 to May 2019. Prior thereto, Entrepreneur-in-Residence, PTV Healthcare Capital from October 2015 to the present. Prior thereto, President, Heart Rhythm Society from January 2013 to October 2015.

		April 21, 2016	801,900(10) (0.142%)

Notes:
(1)	The information as to the number of Common Shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the respective nominees.
(2)	Includes options to purchase 2,000,000 Common Shares
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.
(6)	Includes options to purchase 175,000 Common Shares
(7)	Includes options to purchase 1,250,000 Common Shares and warrants to purchase 625,000 Common Shares.
(8)	Includes options to purchase 1,850,000 Common Shares.
(9)	Includes 11,120,000 Common Shares that are held in the Rowe Family GST Trust, 664,480 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the "Jeffrey M. Rowe Living Trust") and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe's sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust, with Mr. Rowe's oversight and Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust. Mr. Rowe exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 600,000 Common Shares.
(10)	Includes 40,000 Common Shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 600,000 Common Shares.

Advance Notice By-law

The Corporation has adopted an advance notice by-law (the "Advance Notice By-law"), which has been included in the Corporation's Amended and Restated By-law No. 1 (the "By-laws"). The Advance Notice By-law provides for advance notice to the Corporation by a Shareholder who intends to nominate a person for election as a director of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Business Corporations Act (Alberta) (the "ABCA"); or (ii) a shareholder proposal made pursuant to the provisions of the ABCA. Among other things, the Advance Notice By-law fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

In the case of an annual meeting of Shareholders, the Advance Notice By-law requires that notice to the Corporation be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following the such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, the Advance Notice By-law requires that notice to the Corporation be made not later than the close of business on the 15th day following the date on which the first public announcement of the date of the special meeting was made.

In no event shall an adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

The purpose of the Advance Notice By-Law is to ensure that all Shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. The foregoing is merely a summary of the Advance Notice By-law, is not comprehensive and is qualified by the full text thereof which is contained in the By-laws of the Corporation. As of the date of this Management Proxy Circular, the Corporation has not received notice of a nomination in compliance with the Advance Notice By-law in relation to the Meeting.

For the estimated deadline to provide a notice in connection with the Advance Notice By-Law at next year’s meeting of Shareholders, see “Additional Information - Advance Notice By-Law” below.

Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Corporation is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company that, while such person was acting in that capacity:

(i)	was the subject of a cease trade or similar order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days; or

(ii)	was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the company access to any exemptions under securities legislation, that was issued after that individual ceased to be a director or chief executive officer or chief financial officer and which resulted from an event that occurred while such person was acting in a capacity as a director, chief executive officer or chief financial officer.

No director or proposed director of the Corporation is, or has been within the past ten years, a director or executive officer of any company that, while such person was acting in that capacity, or within a year of that individual ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Corporation is or has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

No director or proposed director of the Corporation has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority. No director or proposed director of the Corporation has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Conflicts of Interest

The directors and officers of the Corporation may, from time to time, be involved with the business and operations of other issuers, in which case a conflict of interest may arise between their duties as officers and directors of the Corporation and as officer and directors of such other companies. Such conflicts must be disclosed in accordance with, and are subject to such procedures and remedies, as applicable, under the ABCA.

3.      Appointment and Remuneration of Auditors

The Board, on the recommendation of the Audit Committee, proposes that MNP LLP be re-appointed as auditors, and at the Meeting, Shareholders will be asked to re-appoint MNP LLP as the auditors to hold office until the next annual meeting of Shareholders, at a remuneration to be fixed by the Board of Directors. MNP LLP has served as auditors of the Corporation since April 2016.

Information concerning the Audit Committee is provided under the heading "Audit Committee Disclosure" in this Management Proxy Circular.

The Board recommends that Shareholders vote "FOR" the re-appointment of MNP LLP as auditors to hold office until the next annual meeting of Shareholders at a remuneration to be fixed by the Board of Directors. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the re-appointment of MNP LLP as auditors to hold office until the next annual meeting of Shareholders at a remuneration to be fixed by the Board of Directors.

Attendance at Meeting

Representatives of MNP LLP will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from Shareholders.

4.        Approval of an Amendment of the Articles to Effect a Share Consolidation or Reverse Stock Split

At the Meeting, Shareholders will be asked to approve the amendment of the Articles of the Corporation (the “Articles”) to effect a share consolidation (or reverse stock split) of the Corporation's issued and outstanding Common Shares (the "Share Consolidation") at a Share Consolidation ratio to be determined by the Board, provided that the ratio may be no smaller than one (1) post-Share Consolidation Common Share for every twenty-five (25) pre-Share Consolidation Common Shares, and no larger than one (1) post-Share Consolidation Common Share for every fifty (50) pre-Share Consolidation Common Shares.

The Board believes that a range of Share Consolidation ratios will provide it with the flexibility to implement the Share Consolidation in a manner designed to optimize the anticipated benefits of the Share Consolidation to Zomedica and its Shareholders. In determining which precise Share Consolidation ratio within the range of ratios to implement, if any, following the receipt of Shareholder approval, the Board may consider, among other things, factors such as:

•	the historical trading prices and trading volumes of the Common Shares;

•	the then prevailing trading price and trading volume of the Common Shares and the anticipated impact of the Share Consolidation on the trading of the Common Shares;

•	threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in the Common Shares;

•	minimum listing requirements of the NYSE American; and

•	prevailing general market and economic conditions and outlook for the trading of the Common Shares.

Background

Zomedica's Common Shares are currently listed on the NYSE American. In order to maintain our listing, Zomedica must maintain certain share prices and financial and share distribution targets, including maintaining a minimum amount of shareholders' equity and a minimum number of public shareholders. In addition to these objective standards, the NYSE American may delist the securities of any issuer if, in its opinion, the issuer's financial condition and/or operating results appear unsatisfactory; if it appears that the extent of public distribution or the aggregate market value of the security has become so reduced as to make continued listing on the NYSE American inadvisable; if the issuer sells or disposes of principal operating assets or ceases to be an operating company; if an issuer fails to comply with the NYSE American's listing requirements; if an issuer's common shares sell at what the NYSE American considers a "low selling price" (generally trading below US $0.20 per share for an extended period of time); or if any other event occurs or any condition exists which makes continued listing on the NYSE American, in its opinion, inadvisable. On April 10, 2020, Zomedica received a deficiency letter from the NYSE American indicating that Zomedica is not compliance with Section 1003(f)(v) of the NYSE American Company Guide, because the Common Shares have been selling for a low price per share for a substantial period time. If Zomedica fails to regain compliance with the NYSE American continued listing standards by October 10, 2020, the NYSE American will commence delisting proceedings.

The Board is of the opinion that it is in the Corporation's and the Shareholders best interests to consolidate the Common Shares, and such a consolidation should facilitate maintaining the Corporation's NYSE American listing. Additionally, an increase in the price per Common Share resulting from a consolidation could increase the interest of institutional and other investors in the Common Shares and may expand the pool of investors that may consider investing in the Common Shares. For example, certain institutional investors may have policies that prohibit them from purchasing shares below a minimum price and a Share Consolidation may help to attract such investors.

Approval for the Share Consolidation is being sought from the Shareholders at the Meeting. Notwithstanding this approval, the Board will retain the authority, in its discretion, to determine not to proceed with the Share Consolidation without further approve or action by or prior notice to Shareholders. The Board would exercise this right if it determined that the Share Consolidation was no longer in the best interests of the Corporation and its Shareholders. If the Share Consolidation is not implemented within one year after the Shareholder approval granted in respect of the Share Consolidation will be considered to have been revoked and the Board will be required to obtain new Shareholder approval if it wishes to implement a share consolidation in the future. The Share Consolidation is subject to Shareholder approval.

Effects of the Share Consolidation

General

If the Share Consolidation is implemented, its principal effect will be to proportionately decrease the number of issued and outstanding Common Shares by a factor equal to the consolidation ratio. At the close of business on August 6, 2020, the closing price of the Common Shares on the NYSE American was US $[●] per Common Share, and there were [539,066,946] Common Shares issued and outstanding. Based on the number of Common Shares issued and outstanding on August 6, 2020, immediately following the completion of the Share Consolidation, the following table contains approximate information relating to our Common Shares if (i) the Share Consolidation is implemented at a ratio of 25-for-1, (ii) the Share Consolidation is implemented at a ratio of 40-for-1, and (iii) the Share Consolidation is implemented at a ratio of 50-for-one, based on share information as of close of business on August 6, 2020:

	Common Shares Issued and Outstanding	Common Shares Reserved for Issuance
As of August 6, 2020	[●]	[●]
25-for-1 Share Consolidation (3)	[●]	[●]
40-for-1 Share Consolidation (4)	[●]	[●]
50-for-1 Share Consolidation (5)	[●]	[●]

Notes:

(1)	These estimates do not reflect the potential impact of rounding up or down for fractional shares that may result from the Share Consolidation.
(2)	The Corporation has an unlimited number of authorized Common Shares, and the Share Consolidation will have no impact upon the authorized number of Common Shares.
(3)	Includes: (a) • Common Shares issuable upon the exercise of warrants outstanding as of August , 2020 at a weighted average exercise price of US $•; and (b) • Common Shares issuable upon the exercise of stock options outstanding as of August , 2020 at a weighted average exercise price of US $•.
(4)	Includes: (a) • Common Shares issuable upon the exercise of warrants outstanding as of August , 2020 at a weighted average exercise price of US $•; and (b) • Common Shares issuable upon the exercise of stock options outstanding as of August , 2020 at a weighted average exercise price of US $•.
(5)	Includes: (a) • Common Shares issuable upon the exercise of warrants outstanding as of August , 2020 at a weighted average exercise price of US $•; and (b) • Common Shares issuable upon the exercise of stock options outstanding as of August , 2020 at a weighted average exercise price of US $•.

Zomedica does not expect the Share Consolidation itself will have any economic effect on holders of Common Shares or securities convertible into or exercisable to acquire Common Shares, except to the extent the Share Consolidation will result in fractional Common Shares as described below.

Zomedica's Common Shares will continue to be listed on the NYSE American under the symbol "ZOM". However, the post-Share Consolidation Common Shares will be considered a substituted listing with new CUSIP and ISIN numbers.

Voting rights and other rights of the holders of Common Shares prior to the implementation of the Share Consolidation will not be affected by the Share Consolidation, other than as a result of the creation and handling of fractional Common Shares as described below. For example, a holder of 2% of the voting power attached to the outstanding Common Shares immediately prior to the implementation of the Share Consolidation will generally continue to hold 2% of the voting power attached to the Common Shares immediately after the implementation of the Share Consolidation. The number of Registered Shareholders should not be affected by the Share Consolidation.

The Share Consolidation may result in some Shareholders owning "odd lots" of fewer than 100 Common Shares. Odd lot Common Shares may be more difficult to sell and increase transaction cost. The Board believes, however, that these potential effects are outweighed by the anticipated benefits of the Share Consolidation.

Effect on Stock Options and Warrants

Subject to NYSE American approval, where required, the exercise or conversion price and/or the number of the Common Shares issuable under any of the Corporation's outstanding stock options or warrants will be proportionately adjusted upon the implementation of the Share Consolidation.

Effect on Beneficial Shareholders

Beneficial Shareholders holding Common Shares through an Intermediary (such as a securities broker, dealer, bank or financial institution) should be aware that the Intermediary may have different procedures for processing the Share Consolidation than those that will be implemented for Registered Shareholders. If Shareholders hold their Common Shares through an Intermediary and they have questions in this regard, they are encouraged to contact their applicable Intermediary.

Effect on Registered Shareholders

If the Share Consolidation is approved by Shareholders and subsequently implemented, those Registered Shareholders who will hold at least one new post-Share Consolidation Common Share will be required to exchange their share certificates representing old pre-Share Consolidation Common Shares for new share certificates representing new post-Share Consolidation Common Shares.

Registered Shareholders will have received with their Notice-and-Access notification a letter of transmittal. Each Registered Shareholder who has been issued a share certificate must complete and sign a letter of transmittal after the Share Consolidation takes effect. The letter of transmittal contains instructions on how to surrender to the transfer agent the share certificate(s) representing the Registered Shareholder's old pre-Share Consolidation Common Shares. The transfer agent will send to each Registered Shareholder who follows the instructions provided in the letter of transmittal a new share certificate to which the Registered Shareholder is entitled, rounded up or down to the nearest whole number.

Until surrendered to the transfer agent, each share certificate representing old pre-Share Consolidation Common Shares will be deemed for all purposes to represent the number of new post-Share Consolidation Common Shares to which the Registered Shareholder is entitled as a result of the Share Consolidation. Until Registered Shareholders have returned their properly completed and duly executed letter of transmittal and surrendered their old share certificate(s), Registered Shareholders will not be entitled to receive any distributions, if any, that may be declared and payable to holders of record following the Share Consolidation.

Any Registered Shareholder whose old share certificate(s) have been lost, destroyed or stolen will be entitled to a replacement share certificate only after complying with the requirements that the Corporation and its transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

The method chosen for delivery of share certificates and letters of transmittal to the Corporation's transfer agent is the responsibility of the Registered Shareholder and neither the Corporation nor its transfer agent will have any liability in respect of share certificates and/or letters of transmittal which are not actually received by the transfer agent.

REGISTERED SHAREHOLDERS WILL NEED TO SUBMIT ANY SHARE CERTIFICATE TO THE CORPORATION’S TRANSFER AGENT WITH THE LETTER OF TRANSMITTAL. ONCE THE CONSOLIDATION HAS BEEN IMPLEMENTED, REGISTERED SHAREHOLDERS WILL RECEIVE REPLACEMENT CERTIFCATES.

No Fractional Shares

No fractional Common Shares will be issued pursuant to the Share Consolidation. In lieu of any such fractional Common Shares, each Registered Shareholder otherwise entitled to a fractional Common Share following the implementation of the Share Consolidation will receive the nearest whole number of post-Share Consolidation Common Shares. For example, any fractional interest representing less than 0.5 of a post-Share Consolidation Common Share will not entitle the holder thereof to receive a post-Share Consolidation Common Share and any fractional interest representing 0.5 or more of a post-Share Consolidation Common Share will entitle the holder thereof to receive one whole post-Share Consolidation Common Share. In calculating such fractional interests, all Common Shares registered in the name of each Registered Shareholder will be aggregated.

No Dissent Rights

Shareholders are not entitled to exercise any statutory dissent or appraisal rights with respect to the proposed Share Consolidation.

Accounting Consequences

If the Share Consolidation is implemented, net income or loss per Common Share, and other per Common Share amounts, will be increased because there will be fewer Common Shares issued and outstanding. In future financial statements, net income or loss per Common Share and other per Common Share amounts for periods ending before the Share Consolidation took effect would be recast to give retroactive effect to the Share Consolidation.

Risks Associated with the Share Consolidation

No Guarantee of an Increased Share Price or Improved Trading Liquidity

Reducing the number of issued and outstanding Common Shares through the Share Consolidation is intended, absent other factors, to increase the per Common Share market price of the post-Share Consolidation Common Shares. However, the market price of the Common Shares will also be affected by the Corporation's financial and operational results, the Corporation's financial position, including its liquidity and capital resources, industry conditions, the market's perception of the Corporation's business and other factors, which are unrelated to the number of Common Shares outstanding.

Having regard to these other factors, there can be no assurance that the market price of the Common Shares will increase following the implementation of the Share Consolidation.

There can also be no assurance that the implementation of the Share Consolidation will, in and of itself, guarantee the continued listing of the Common Shares on the NYSE American or that the Common Shares will not be delisted from the NYSE American because the Corporation fails to meet continued listing requirements.

Although the Corporation believes that establishing a higher market price for the Common Shares could increase investment interest for the Common Shares by potentially expanding the pool of investors that may consider investing in the Common Shares, including investors whose internal investment policies prohibit or discourage them from purchasing stocks trading below a certain minimum price, there is no assurance that implementing the Share Consolidation will achieve this result.

If the Share Consolidation is implemented and the market price of the Common Shares (adjusted to reflect the Share Consolidation ratio) declines, the percentage decline as an absolute number and as a percentage of the Corporation's overall market capitalization may be greater than would have occurred if the Share Consolidation had not been implemented. Both the Corporation's total market capitalization and the adjusted market price of the Common Shares following a consolidation may be lower than they were before the consolidation took effect. The reduced number of Common Shares that would be outstanding after the Share Consolidation is implemented could adversely affect the liquidity of the Common Shares.

Shareholders May Hold Odd Lots following the Share Consolidation

The Share Consolidation may result in some Shareholders owning "odd lots" of fewer than 100 Common Shares on a post-Share Consolidation basis. Odd lot Common Shares may be more difficult to sell, or may attract greater transaction costs per Common Share to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in "round lots" of even multiples of 100 Common Shares. If the Share Consolidation results in a substantial number of Shareholders holding an odd lot, it could adversely affect the liquidity of the Common Shares.

Certain Canadian Federal Income Tax Considerations

The following is a summary of certain Canadian federal income tax considerations applicable to Shareholders in respect of the Share Consolidation. This summary is of a general nature only and is not intended to constitute, nor should it be construed to constitute, legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences to them of the Share Consolidation, taking into account their own particular circumstances and any applicable foreign, provincial or territorial legislation.

This summary is based on the current provisions of the Income Tax Act (Canada) (the "Tax Act") and the published administrative policies and assessing practices of the Canada Revenue Agency (the "CRA") publicly available prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Tax Proposals") and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form or at all. Except for the Tax Proposals, this summary does not take into account or anticipate any changes in law or any changes in the administrative policies or assessing practices of the CRA, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

Certain Material Federal U.S. Income Tax Consequences

The following is a summary of certain material United States federal income tax consequences of the Share Consolidation. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), treasury regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

We have not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The tax treatment of a Shareholder may vary depending on such Shareholder's particular situation or status. This discussion is limited to Shareholders who hold their Common Shares as capital assets and it does not address aspects of U.S. federal income taxation that may be relevant to Shareholders who are subject to special treatment under U.S. federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Shares as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Shares. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE CONSOLIDATION OR REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to Shareholders Who Receive Common Shares in the Share Consolidation

We intend to treat the exchange of new Common Shares for existing Common Shares in the Share Consolidation as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a Shareholder who receives only new Common Shares in exchange for the Shareholder's existing Common Shares should not recognize taxable gain or loss as a result of the Share Consolidation, should have a tax basis in its Common Shares received in the Share Consolidation equal to its tax basis in its existing Common Shares, and should include its holding period in its existing Common Shares in its holding period for the new Common Shares received in the Share Consolidation.

Text of Special Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following special resolution to permit the Share Consolidation:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	Pursuant to Section 173(1)(f) of the Business Corporations Act (Alberta) (the "ABCA"), the Articles (the "Articles") of Zomedica Pharmaceuticals Corp. (the "Corporation") be amended to change the number of issued and outstanding Common Shares of the Corporation (the "Common Shares") on the basis of a consolidation ratio to be selected by the board of directors of the Corporation (the "Board") in its sole discretion, provided that (a) the ratio may be no smaller than one (1) post-consolidation Common Share for every twenty-five (25) pre-consolidation Common Shares, and (b) no larger than one (1) post-consolidation Common Share for every fifty (50) pre-consolidation Common Shares (the "Share Consolidation");

2.	The amendment to the Articles to give effect to the Share Consolidation shall become effective at a date in the future to be determined by the Board when the Board considers it to be in the best interests of the Corporation to implement such a Share Consolidation, but in any event not later than one year after the date on which this resolution is approved;

3.	The amendment to the Articles giving effect to the Share Consolidation will provide that no fractional Common Shares will be issued in connection with the Share Consolidation, and that the number of post-consolidation Common Shares to be received by a registered shareholder will be rounded up, in the case of a fractional interest that is 0.5 or greater, or rounded down, in the case of a fractional interest that is less than 0.5, to the nearest whole number of Common Shares that such holder would otherwise be entitled to receive upon the implementation of the Share Consolidation;

4.	Any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver or cause to be delivered to the Registrar of Corporations appointed under the ABCA, Articles of Amendment to give effect to the Share Consolidation at such time as the directors of the Corporation determine to implement the same;

5.	Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized to and empowered, in their sole discretion, to revoke this resolution without further notice to or approval of the holders of the Corporation's Common Shares, at any time if such revocation is considered necessary or desirable by the directors; and

6.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as he may determine necessary or advisable to give effect to this resolution."

To be approved, this special resolution must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the special resolution authorizing the amendment of the Articles to implement the Share Consolidation. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the special resolution authorizing the amendment of the Articles to implement the Share Consolidation.

5.       Approval to Reduce Stated Capital Account Applicable to Common Shares

At the Meeting, Shareholders will be asked to approve the reduction of the stated capital account maintained in respect of the Common Shares to US $1.00 without payment (the "Stated Capital Reduction"). If approved, the Stated Capital Reduction is expected to become effective as of September 30, 2020.

Notwithstanding the approval of the Stated Capital Reduction, the Board will retain the authority, in its discretion, to determine not to proceed with the Stated Capital Reduction without further approval by or notice to Shareholders. The Board would exercise this right if it determined that the Stated Capital Reduction was no longer in the best interests of the Corporation.

Background

Under the ABCA, a corporation is prohibited from taking certain actions, including declaring or paying a dividend, or buying its own shares, if, among other things, there are reasonable grounds for believing that the realizable value of its assets would as a result of the declaration or payment of the dividend or the repurchase of shares be less than the aggregate of its liabilities and stated capital of all classes of shares.

The purpose of reducing the stated capital of the Common Shares is to reduce the aggregate of the Corporation's liabilities and stated capital so as to increase the difference between such amount and the realizable value of the Corporation's assets, thereby providing the Corporation with additional flexibility to pay dividends if, as and when declared by the Board, and to make purchases of shares of the Corporation, which could be Common Shares, Series 1 Preferred Shares or other shares outstanding in the share capital of the Corporation. The proposed Stated Capital Reduction does not contemplate that any payment will be made by the Corporation in connection with the Stated Capital Reduction. As a result, the Stated Capital Reduction will have no impact on the Corporation's day-to-day operations and will not alter its financial condition.

The ABCA provides that a corporation shall not reduce its stated capital if there are reasonable grounds for believing that (i) the corporation is, or would after the reduction be, unable to pay its liabilities as they become due, or (ii) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities. The Corporation does not have reasonable grounds to believe that (i) it is, or would after the proposed Stated Capital Reduction, be unable to pay its liabilities as they become due, or (ii) the realizable value of its assets would, as a result of the proposed Stated Capital Reduction, be less than the aggregate of its liabilities.

Certain Canadian Federal Income Tax Considerations

The following is a summary of certain Canadian federal income tax considerations applicable to Shareholders in respect of the Share Consolidation. This summary is of a general nature only and is not intended to constitute, nor should it be construed to constitute, legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences to them of the Share Consolidation, taking into account their own particular circumstances and any applicable foreign, provincial or territorial legislation.

This summary is based on the current provisions of the Income Tax Act (Canada) (the "Tax Act") and the published administrative policies and assessing practices of the Canada Revenue Agency (the "CRA") publicly available prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Tax Proposals") and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form or at all. Except for the Tax Proposals, this summary does not take into account or anticipate any changes in law or any changes in the administrative policies or assessing practices of the CRA, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

The Share Capital Reduction will not result in any immediate Canadian income tax consequences to Shareholders. Since no amount will be paid by the Corporation in connection with the Share Capital Reduction, none of the Shareholders will be deemed to have received a dividend and there will not be any reduction in the adjusted cost base of the Common Shares to the Shareholders as a result of the Share Capital Reduction. The Share Capital Reduction will reduce the PUC of the Common Shares for purposes of the Tax Act by an amount equal to the reduction of stated capital. The reduction in PUC of the Common Shares may have future Canadian federal income tax consequences to a Shareholder, including, but not limited to, if the Corporation repurchases any Common Shares, on a distribution of assets by the Corporation or if the Corporation is wound-up.

Certain Material U.S. Federal Income Tax Consequences

The following is a summary of certain material United States federal income tax consequences of the Stated Capital Reduction. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), treasury regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

We have not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The tax treatment of a Shareholder may vary depending on such Shareholder's particular situation or status. This discussion is limited to Shareholders who hold their Common Shares as capital assets and it does not address aspects of U.S. federal income taxation that may be relevant to Shareholders who are subject to special treatment under U.S. federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Shares as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Shares. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE STATED CAPITAL REDUCTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

The reduction of stated capital contemplated by the Stated Capital Reduction special resolution should not constitute a taxable event for Shareholders. As a result, Shareholders generally should not recognize gain or loss upon the reduction of stated capital. Each Shareholder’s tax basis in its Common Shares should remain unchanged, and each Shareholder’s holding period in its Common Shares should include the holding period in the Common Shares held by such Shareholder prior to the reduction of stated capital.

Text of Special Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following special resolution to authorize the Stated Capital Reduction:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The stated capital account of the Common Shares of Zomedica Pharmaceuticals Corp. (the "Corporation") be and is hereby authorized to be reduced to US $1.00 without payment, all as more particularly described in the Corporation's Management Information Circular and Proxy Statement dated August 6, 2020 (the "Stated Capital Reduction");

2.	The Stated Capital Reduction shall be effective upon the date determined by any director or officer of the Corporation, such determination to be conclusively evidenced by providing a written notification in the financial records of the Corporation;

3.	Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized to and empowered to revoke this resolution, without any further notice to or approval of the Corporation's shareholders, at any time if such revocation is considered necessary or desirable by the directors; and

4.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as he may determine necessary or advisable to give effect to the this resolution."

To be approved, this special resolution must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the special resolution authorizing the Stated Capital Reduction. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the special resolution authorizing the Stated Capital Reduction.

6.       Approval of an Amendment of the Articles to Remove the Lien on Shares

At the Meeting, Shareholders will be asked to approve the amendment of the Articles of the Corporation to remove the following provision in the Articles which is found in the "Schedule of Other Rules or Provisions":

"The Corporation has a lien on a share registered in the name of a Shareholder or his legal representative for a debt of that Shareholder to the Corporation."

This provision is referred to as the "Lien on Shares". If approved, this amendment to the Articles expected to become effective as of September 30, 2020.

Background

The provision in the Articles providing the Corporation with the Lien on Shares of the Corporation is a provision that is typically found in the charter documents of a closely held corporation, and not a publicly traded corporation. The language was incorporated into the Articles of the Corporation before it completed the acquisition of Zomedica Pharmaceuticals Inc. in April 2016. The language is inconsistent with the requirements of the ABCA with respect to "distributing corporations" such as Zomedica, as the provision could result in a constraint on transfer of the Corporation's Common Shares. The Board has no intention to enforce the Lien on Shares, and believes that this provision should be deleted from the Articles of the Corporation.

Text of Special Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following special resolution to authorize the removal from the Articles of the Lien on Shares:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	Pursuant to Section 173(1)(n) of the Business Corporations Act (Alberta) (the "ABCA"), the Articles (the "Articles") of Zomedica Pharmaceuticals Corp. (the "Corporation") be amended to remove from the Articles the following provision which is found in paragraph (c) of the Schedule of Other Rules or Provisions in the Articles:

"The Corporation has a lien on a share registered in the name of a Shareholder or his legal representative for a debt of that Shareholder to the Corporation."

2.	Any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver or cause to be delivered to the Registrar of Corporations appointed under the ABCA, Articles of Amendment to give effect to the foregoing amendment; and

3.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as such person may determine necessary or advisable to give effect to this resolution."

To be approved, this special resolution must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the special resolution authorizing the amendment of the Articles to remove the Lien on Shares. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the special resolution authorizing the amendment of the Articles to remove the Lien on Shares.

7.	Approval of an Amendment of the Articles to Allow Shareholder Meetings to be Held Outside Alberta

At the Meeting, Shareholders will be asked to amend the Articles to add a provision allowing meetings of Shareholders to be held outside of Alberta. It is intended that the Articles be amended to add a provision to the "Other provisions" as follows:

"Meetings of the Shareholders may be held at any place within or outside Alberta as determined by the directors from time to time."

Background

The Corporation has been incorporated under the ABCA, and is an Alberta corporation. Under the ABCA, meetings of Shareholders are required to be held at a place within Alberta as provided in the by-laws of the Corporation or in the absence of such a provision, as determined by the Board from time to time. The By-laws of the Corporation contemplate that meetings of Shareholders "shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall determine, at some other place inside or outside Alberta". While this provision in the By-laws permits the holding of Shareholder meetings outside of Alberta, it is not legally effective, as the ABCA requires that this provision be included in the Articles.

Over time, the Corporation's connection to Alberta has diminished greatly. The Corporation has no assets or operations in Alberta, and its directors and officers are all located outside of Alberta. Further, the Common Shares are not listed on a stock exchange in Alberta (or Canada), and are listed on the NYSE American in the United States. The Corporation has relied upon United States capital markets for its fund-raising activities of late, and the Board believes that the majority of the Corporation's Beneficial Shareholders are located in the United States.

The Corporation is holding its annual meeting this year as a virtual-only meeting as a consequence of the coronavirus pandemic. However, in future years, the Board will consider once again holding "in person" meetings. It would not be convenient to hold such meetings in Alberta, for the reasons indicated above. The Board would prefer to hold future meetings in other locations, such as a city in the United States. Accordingly, it is necessary to amend the Articles to permit future Shareholder meetings to be held outside Alberta.

The proposed form of the amendment specifies that meetings can be held "within or outside Alberta". The reference to "within" Alberta is for clarity, as to ensure that shareholder meetings can be held at locations in Alberta if so determined by the Board.

Text of Special Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following special resolution to authorize the addition of a provision to the Articles to allow Shareholder meetings to be held outside Alberta:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	Pursuant to Section 173(1)(n) of the Business Corporations Act (Alberta) (the "ABCA") the Articles of Amalgamation (the "Articles") the Zomedica Pharmaceuticals Corp (the "Corporation") be amended to add the following provision to the Schedule of Other Rules or Provisions:

"Meetings of the Shareholders may be held at any place within or outside Alberta as determined by the directors from time to time."

2.	Any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver or cause to be delivered to the Registrar of Corporations appointed under the ABCA, Articles of Amendment to give effect to the foregoing amendment; and

3.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as such person may determine necessary or advisable to give effect to this resolution."

To be approved, this special resolution must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the special resolution authorizing the amendment of the Articles to permit Shareholder meetings to be held outside Alberta as determined by the directors from time to time. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the special resolution authorizing the authorizing the amendment of the Articles to permit Shareholder meetings to be held outside Alberta as determined by the directors from time to time.

8.       Approval of an Amendment of the Articles to Change the Name of Zomedica

At the Meeting, Shareholders will be asked to authorize the Board to effect, at such time as the Board deems appropriate, but in any event no later than one year after the Meeting, a change of the name of the Corporation from change the name "Zomedica Pharmaceuticals Corp." to "Zomedica Corp." (the "Name Change").

Background

The Corporation has had the name "Zomedica Pharmaceuticals Corp." since April 2016. The Board believes that the distinctive element of its name - "Zomedica" - has acquired through use a meaning in the animal health industry in which the Corporation operates. The Corporate is now focused on diagnostic instruments and has indicated that it does not intend to continue to develop its therapeutic drug candidates. Accordingly, the Corporation believes that the inclusion of the word "Pharmaceuticals" has the potential to confuse customers, suppliers and investors regarding the nature of the Corporation’s business. Accordingly, the Board proposes to simplify the name in the form contemplated pursuant to the Name Change.

Text of Special Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following special resolution to authorize the Name Change:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	Pursuant to Section 173(1)(a) of the Business Corporations Act (Alberta) (the "ABCA"), the Articles (the "Articles") of Zomedica Pharmaceuticals Corp. (the "Corporation") be amended to change the name of the Corporation from "Zomedica Pharmaceuticals Corp." to "Zomedica Corp." (the "Name Change"), or such other name as may be determined by the Board of Directors and is acceptable to the Registrar of Corporations appointed under the ABCA and all other regulatory authorities having jurisdiction in that regard;

2.	Any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver, or cause to be delivered, to the Registrar of Corporations appointed under the ABCA, Articles of Amendment to the Articles of the Corporation to give effect to the Name Change at such time as the directors of the Corporation determine to implement the same;

3.	Notwithstanding that this resolution has been passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized to and empowered, in their sole discretion, to revoke this resolution without further notice to or approval of the holders of the Corporation's Common Shares, at any time if such revocation is considered necessary or desirable by the directors; and

4.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as he may determine necessary or advisable to give effect to this resolution."

To be approved, this special resolution must be passed by at least two-thirds of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the special resolution authorizing the amendment of the Articles to implement the Name Change. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the special resolution authorizing the amendment of the Articles to implement the Name Change.

9.       Ratification of Amendments of the Corporations' By-Laws

At the Meeting, Shareholders will be asked to ratify and confirm amendments to Zomedica's Amended and Restated By-law No. 1, which were effected pursuant to the adoption by the Board of a further amended and restated by-law, described as “Amended and Restated By-law No. 1 (2nd Version). The amendments to the by-laws pursuant to the adoption of Amended and Restated By-law No. 1 (2nd Version) are referred to herein as the "By-law Amendments"). The By-law Amendments were adopted by the Board pursuant to a written resolution dated July [●], 2020.

In accordance with the ABCA, the By-law Amendments are currently effective, and the Board is required to submit the By-law Amendments to the Shareholders at the next meeting of Shareholders, and the Shareholders may by ordinary resolution, confirm, reject or amend the By-law Amendments. If the Shareholders confirm the By-law Amendments, they will continue in force and effect after the Meeting. If the Shareholders do not confirm the By-law Amendments, they will cease to be effective.

Nature of the By-Law Amendments

The By-Law Amendments effected the following amendments to existing Amended and Restated By-law No. 1:

• To allow a meeting of Shareholders to be held entirely by electronic means in accordance with the ABCA if the Corporation arranges for electronic voting at the meeting in accordance with the ABCA;

• To allow Shareholders to participate in a meeting of Shareholders by electronic means in accordance with the ABCA;

• To remove certain provisions of the By-Laws delegating certain powers of the Corporation to specified officers of the Corporation, including the authority of the president to exercise borrowing powers, the authority of the president to determine the place of holding of annual Shareholder meetings, the authority of the chairman, the president of the chief executive officer to call special meetings of Shareholders

• To allow for electronic voting at a meeting of Shareholders, in accordance with the ABCA, if the Corporation makes available such a communications facility for that purpose;

• To change the quorum at a meeting of Shareholders to be two persons present in person or by proxy holding or representing by proxy not less than [25%] of the outstanding Common Shares.

• To clarify voting procedures at Shareholder meetings, and the authority of the chair at a meeting in relation to votes upon matters, including the right of the chair to require a ballot and determine the manner by which a ballot shall be conducted;

• To make clear that notices or documents delivered in relation to the Corporation may be sent by electronic means in accordance with the Electronic Communications Act (Alberta).

• Other non-substantive housekeeping matters.

The changes related to electronic participation and voting at meetings in order to allow Shareholder meetings and voting to be held wholly or partly by electronic means. Such changes facilitate the holding of virtual-only meetings. Additionally, the change being made to the Shareholder quorum requirement is intended to establish a quorum requirement that is more consistent with current corporate practice.

The foregoing summary of the By-law Amendments is qualified in its entirety by reference to the complete text of the black-lined version of Amended and Restated By-law No. 1 (2nd Version) provided in Schedule "D" to this Management Proxy Circular. The black-lining reflects changes from Amended and Restated By-law No. 1. Further, Amended and Restated By-law No. 1 (2nd Version) is available on the Corporation’s SEDAR profile at www.SEDAR.com and on EDGAR at www.sec.gov.

Text of Ordinary Resolution and Recommendation

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, approve the following ordinary resolution to ratify and confirm the By-law Amendments:

"BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	The amendments to Amended and Restated By-law No. 1 of Zomedica Pharmaceuticals Corp. (the "Corporation") in the form of Amended and Restated By-law No. 1 (2nd Version), as set forth in Schedule "D" to the Corporation's Management Information Circular and Proxy Statement dated August 6, 2020 be and are hereby ratified and confirmed; and

2.	Any one director of officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute, or cause to be executed, whether under corporate seal of the Corporation or otherwise, and to deliver or file, or cause to be delivered or filed, as the case may be, all applications, declarations, documents, instruments and all such other acts and things as he may determine necessary or advisable to give effect to the foregoing resolutions."

To be approved, this ordinary resolution must be passed by a majority (i.e. 50% plus one) of the votes cast by persons present in person or by proxy at the Meeting.

The Board recommends that Shareholders vote "FOR" the ordinary resolution ratifying and confirming the By-law Amendments. Unless instructed otherwise, the named proxyholders intend to vote "FOR" the ordinary resolution ratifying and confirming the By-law Amendments.

10.       Other Business

A Shareholder or proxyholder will vote on any other items of business that may be properly brought before the Meeting. As of the date of this Management Proxy Circular, the Corporation is not aware of any other matters to be brought before the Meeting.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available through the Internet on SEDAR, which can be accessed at www.sedar.com. Financial information on the Corporation is provided in the comparative financial statements and management discussion and analysis of the Corporation for the year ended December 31, 2019 which can also be accessed at www.sedar.com or which may be obtained upon request from the Corporation's registered office at 350 7th Avenue SW, Suite 3400, Calgary, Alberta T2P 3N9.

Shareholder Proposals for 2021 Annual Meeting

Any Shareholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2021 annual meeting of Shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than April 8, 2021 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 180, Ann Arbor, Michigan 48108, Attn.: Secretary.

Advance Notice By-law

In the case of an annual meeting of Shareholders, the Advance Notice By-law requires that notice to the Corporation be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following the such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, the Advance Notice By-law requires that notice to the Corporation be made not later than the close of business on the 15th day following the date on which the first public announcement of the date of the special meeting was made.

In no event shall an adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

Assuming that the next meeting of Shareholders is an annual and special meeting and that notice in respect thereof has been provided more than fifty (50) days in advance thereof, the above provisions applicable to annual meetings shall apply. In the event that the meeting is scheduled for September 25, 2021 (one year from the date of the Meeting), a nominating shareholder would need to provide notice to the Corporation of such nomination between July 22, 2021 and August 26, 2021.

U.S. HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders in the United States may be participating in the practice of "householding" proxy statements. This means that only one copy of this Management Proxy Circular may have been sent to multiple Shareholders in the same household. We will promptly deliver a separate copy of this Management Proxy Circular to any Shareholder upon written or oral request to: Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 180, Ann Arbor, Michigan 48108, Attention: Chief Financial Officer, or by calling AST at 416-682-3801 or toll free at 1-888-433-6443. Any Shareholder who wants to receive a separate copy of this Management Proxy Circular, or of our proxy statements or annual reports in the future, or any Shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder's bank, broker, or other nominee record holder, or the Shareholder may contact us at the address and phone number above.

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SCHEDULE "A"

CORPORATE GOVERNANCE POLICY

CORPORATE GOVERNANCE DISCLOSURE (FORM 58-101F1)

1. Board of Directors — Disclose how the board of directors (the Board) facilitates its exercise of independent supervision over management, including:

(a)	the identity of directors that are independent, and

Johnny Powers, Jeffrey Rowe, James LeBar(1), Rodney Williams and Chris MacLeod(2) are independent.

(1)	Jim LeBar resigned from the Board effective April 21, 2020 and did not stand for re-election but remained independent until his departure.

(2)	Chris MacLeod was appointed to the Board effective July 10, 2020.

(b)	the identity of directors who are not independent, and the basis for that determination.

Shameze Rampertab. In determining whether a director is independent, the Corporation chiefly considers whether the director has a relationship which could or could be perceived to interfere with the director's exercise of independent judgment. Shameze Rampertab is currently an executive officer of the Corporation and therefore, is not considered to be independent.

(c)	whether a majority of directors are independent.

With four out of the current five directors being independent, a majority of the Board is independent.

(d)	if a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

Certain of the directors of the Corporation may, from time to time, serve as directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Director	Reporting Issuer
Shameze Rampertab	None
Jeffrey Rowe	None
James LeBar(1)	None
Rodney Williams	None
Johnny D. Powers	None
Chris MacLeod	None

(1)	Jim LeBar resigned from the board effective April 21, 2020 and did not stand for re-election.

(e)	whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer's most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

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The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not present. However, the Board believes that appropriate structures and procedures are in place to ensure that it can function independently of management and the Board periodically holds independent sessions at the end of Board meetings. Additionally, all committees of the Board are composed entirely of independent directors and hold meetings at which the independent directors discuss matters they deem relevant to the Corporation. Independent directors are also in frequent informal communication with one another.

(a)	whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

As of December 2, 2019, the Chairman of the Board is an independent director. The Chairman focuses on promoting a culture of openness and debate among directors, helping to build and maintain constructive relationships between the independent and non-independent directors. When chairing Board meetings, the Chairman ensures that all views are heard and that the independent directors have an opportunity to challenge management constructively.

(b)	the attendance record of each director for all board meetings held since the beginning of the issuer's most recently completed financial year

The following table summarizes the attendance levels of all board meetings held since the beginning of the Corporation's most recently completed financial year:

Director	No. of Board Meetings attended	Percentage attendance
Gerald Solensky Jr. (1)	6/6	100%
Shameze Rampertab	6/6	100%
Jeffrey Rowe	6/6	100%
James LeBar (2)	6/6	100%
Rodney Williams	6/6	100%
Johnny D. Powers (3)	3/3	100%
Chris MacLeod (4)	N/A	N/A

Note:

(1)	Gerald Solensky resigned from the board effective December 2, 2019.
(2)	Jim LeBar resigned from the board effective April 21, 2020 and did not stand for re-election.
(3)	Johnny Powers joined the board on August 16, 2019.
(4)	Chris MacLeod joined the board on July 10, 2020.

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The following table summarizes the attendance levels of all standing committee meetings held since the beginning of the Corporation's most recently completed financial year:

Committee Member	Audit Committee Meetings attended	Percentage attendance	Compensation Committee Meetings attended	Percentage attendance	Nominating and Corporate Governance Committee Meetings attended	Percentage attendance
Jeffrey Rowe	4/4	100%	N/A	N/A	2/3	66%
James LeBar(1)	4/4	100%	4/4	100%	2/4	50%
Rodney Williams	4/4	100%	4/4	100%	3/3	100%
Johnny D. Powers(2)	1/1	100%	1/1	100%	N/A	N/A

Note:

(1)	Jim LeBar resigned from the board effective April 21, 2020 and did not stand for reelection.
(2)	Johnny Powers joined the board on August 16, 2019.

The Corporation does not have a policy regarding director attendance at annual meetings of Shareholders.

2. Board Mandate — Disclose the text of the board's written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board has not developed a written mandate. The Board is satisfied that that roles and responsibilities are delineated in a satisfactory matter, having regard to various considerations such as (but not limited to) the particular expertise of the directors, their respective availability and independence.

3. Position Descriptions

(a)	Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position, and

The Board has not developed written position descriptions for the chair of the Board and the chair of the Board's committees, however the chair of the committees are charged with the responsibility of administering the applicable committee mandates, each of which is posted on the Corporation's website.

(b)	Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

The Chief Executive Officer has entered into a written employment agreement, which delineates the role and expectations of such position.

4. Orientation and Continuing Education

(a)	Briefly describe what measures the board takes to orient new directors regarding

(i)	the role of the board, its committees and its directors, and

The Corporation has not developed an official orientation or training program for new directors as required, new directors will have the opportunity to become familiar with the Corporation by meeting with other directors and its officers and employees. Orientation activities will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

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(ii)	the nature and operation of the issuer's business;

Many of the Corporation's directors are veterans of the pharmaceuticals, medical device and/or veterinary industries and, as such, have familiarity with the nature and operation of the Corporation's business. Directors receive regular reporting from management. Any additional orientation activities that may be required for individual directors will be tailored to the particular needs and expertise of each director and the overall needs of the Board

(b)	Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors

The Corporation does not provide formal continuing education to the Board, though it is encouraged for all members. Management does provide regular reporting, both on the Corporation's operations and opportunities, as well industry trends and opportunities.

5. Ethical Business Conduct

(a)	Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)	disclose how a person or company may obtain a copy of the code;

The Corporation has adopted a formal Code of Ethics and Business Conduct (the "Code"), which applies to all of its directors, officers, employees and consultants and also has a policy on Insider Trading, which all directors have agreed, in writing, to adhere to. A copy is posted on the Corporation's website.

(ii)	describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code; and

In accordance with the aforementioned Code, the Board monitors ethical conduct of the Corporation and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges. The Code also designates a Compliance Officer, to whom complaints or concerns may be addressed. The Code also specifically addresses additional matters such as conflicts of interest, corporate opportunities, etc. In addition to the Code, the Board has found that the fiduciary duties placed on individual directors by the Corporation's governing corporate legislation and the common law, as well as the restrictions placed by applicable corporate legislation on the individual director's participation in decision of the Board in which the director has an interest, have been sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation.

(iii)	provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code

There have been no such material change reports as there have been no contraventions of the Code.

(b)	Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

In accordance with applicable corporate laws, directors are obliged to disclose any potential conflicts in accordance with, and subject to such procedures and remedies, as applicable, under the ABCA.

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(c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board considers that the policies and procedures outlined above are sufficient to promote a culture of ethical business conduct. If ever in doubt, management seeks guidance from the Board and/or outside advisors to ensure that such levels of conduct are adhered to.

6. Nomination of Directors

(a)	Describe the process by which the board identifies new candidates for board nomination

The Board has appointed a Nominating and Corporate Governance Committee, which fulfills these functions. When the Board identifies the need to fill a position on the Board, the Board requests that current Directors forward potential candidates for consideration.

(b)	Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.

The Board has appointed a Nominating and Corporate Governance Committee which is comprised entirely of independent directors.

(c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee is responsible for determining the qualification, skills and expertise required on the Board, as well as for the screening of potential candidates and the delivery of recommendations to the Board.

For a complete description of the Nominating and Corporate Governance Committee's responsibilities, powers and operations, please refer to the Nominating and Corporate Governance Committee Charter, a copy of which is available from the Corporation's website.

7. Compensation

(a)	Describe the process by which the board determines the compensation for the issuer's directors and officers.

The Board has appointed a Compensation Committee, which fulfills these functions. The Compensation Committee reviews all board and officer compensation and makes recommendations in respect thereof, which the Board then reviews in consideration of approval thereof.

(b)	Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.

The Board has appointed a Compensation Committee which is comprised entirely of independent directors.

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(c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The purpose of our Compensation Committee is to (i) make recommendations to the Board relating to evaluation and compensation of the Corporation's executives, (ii) oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Corporation participate, (iii) review and participate in determining director compensation and (iv) prepare any report on executive compensation required by the rules and regulations of applicable securities regulatory authorities and stock exchanges.

For a complete description of the Compensation Committee's responsibilities, powers and operations, please refer to the Compensation Committee Charter, a copy of which is available from the Corporation's website.

8. Other Board Committees — If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has no standing committees other than the aforementioned three committees.

9. Assessments — Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is mandated to conduct an annual evaluation by the directors on the effectiveness of the Board and its committees and proposing any necessary modifications to the functioning and governance of the Board and committees that may result from such evaluation processes.

10. Director Term Limits and Other Mechanisms of Board Renewal ― Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Corporation has not adopted director term limits. As the Corporation is a relatively junior company, continuity of Board members is considered a high priority at this stage of the Corporation's existence and development.

11. Policies Regarding the Representation of Women on the Board

(a)	Disclosure whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.

The Corporation has not adopted a written policy relating to the identification and nomination of women directors. Though the Board recognizes the importance of a reasonable degree of gender balance over the long term, at the present stage of the Corporation's existence and development, it is imperative that the directors of the Corporation be the best available individuals, irrespective of gender.

(b)	If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy: N/A

(i)	a short summary of its objectives and key provisions,

(ii)	the measures taken to ensure that the policy has been effectively implemented,

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(iii)	annual and cumulative progress by the issuer in achieving the objectives of the policy, and

(iv)	whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

12. Consideration of the Representation of Women in the Director Identification and Selection Process ― Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the Board, however the Nominating and Corporate Governance Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

13. Consideration Given to the Representation of Women in Executive Officer Appointments ― Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women in executive officer positions when making executive officer appointments, however the Nominating and Corporate Governance Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender. It should be noted that the Corporation's current President and Chief Operating Officer is a woman.

14. Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

(a)	For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.

(b)	Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(c)	Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(d)	If the issuer has adopted a target referred to in either (b) or (c), disclose: N/A

(i)	the target, and

(ii)	the annual and cumulative progress of the issuer in achieving the target.

A-8

15. Number of Women on the Board and in Executive Officer Positions

(a)	Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.

The Corporation currently has no women directors.

(a)	Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

One of the four current senior executive officers of the Corporation (25%) is a woman.

B-1

SCHEDULE "B"

CHARTER OF THE AUDIT COMMITTEE OF

ZOMEDICA PHARMACEUTICALS CORP.

November 22, 2016

I.       PURPOSE

The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Zomedica Pharmaceuticals Corp. (the "Company") is to oversee (i) the integrity of the Company's financial statements, the Company's accounting and financial reporting processes and financial statement audits; (ii) the Company's compliance with applicable legal and regulatory requirements; (iii) the Company's systems of internal control over financial reporting and disclosure controls and procedures; (iv) the independent auditor's engagement, qualifications, performance, compensation and independence; (v) review of related party transactions; and (vi) compliance with the Company's Code of Business Conduct and Ethics (when adopted). While the Committee has the responsibilities and powers set forth in this Charter, its function is one of oversight, whereas the planning and conduct of the audit is the responsibility of the independent auditor, and the Financial Statements are the responsibility of the Company's management.

II.       COMPOSITION

The Committee shall consist of three (3) directors or such greater number as the directors may from time to time determine. Each member of the Committee shall satisfy the independence standards specified in Section 803A and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable listing rules of the NYSE MKT LLC ("NYSE MKT") and National Instrument 52-110 – Audit Committees ("NI 52-110"). The majority of the members of the Audit Committee shall not be officers or employees of the Corporation and not less than one-quarter (1/4) of the members shall be Canadian residents.

No member of the Committee can have participated in the preparation of the Company's or any of its subsidiaries' financial statements at any time during the past three years.

Each member of the Committee must be "financially literate" (as defined in NI 52-110) and must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

No member of the Committee may serve simultaneously on the audit committee of more than three other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Committee and discloses such determination in the Company's annual proxy statement.

Members shall be appointed by the Board. Members shall serve for such term as the Board may determine or until earlier resignation. The Board may remove any member from the Committee at any time with or without cause. A member of the Audit Committee shall ipso facto cease to be a member of the Audit Committee upon ceasing to be a Director of the Corporation.

B-2

III.       RESPONSIBILITIES

Within the scope of the role of the Committee described above, the Committee is charged by the Board with the responsibility to:

a.	To (1) select and retain (and recommend that the Board submit for shareholder ratification, if applicable) an independent registered public accounting firm to act as the Company's independent auditors for the purpose of auditing the Company's annual financial statements, books, records, accounts and internal controls over financial reporting; (2) set the compensation of the Company's independent auditors; (3) oversee the work done by the Company's independent auditors; and (4) terminate the Company's independent auditors, if necessary.

b.	To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

c.	To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company's independent auditors and establish policies and procedures for the Committee's pre-approval of permitted services by the Company's independent auditors on an on-going basis.

d.	At least annually, to obtain and review a written report by the Company's independent auditors that describes (1) the accounting firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (the "PCAOB") review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, (3) all relationships between the firm and the Company or any of its subsidiaries or affiliates, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence ("Rule 3526"), of the PCAOB; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors consistent with Rule 3526.

e.	At least annually, to evaluate the qualifications, performance and independence of the Company's independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company's independent auditors and consider regular rotation of the accounting firm serving as the Company's independent auditors.

f.	To review and discuss with the Company's independent auditors a report from such auditor describing (1) the auditors' responsibilities under applicable auditing standards (United States generally accepted auditing standards ("U.S. GAAP") International Financial Reporting Standards ("IFRS"), as applicable) and the responsibilities of management in the audit process; (2) the overall audit strategy; (3) the scope and timing of the annual audit; (4) any significant risks identified during the auditors' risk assessment procedures; and (5) when completed, the results, including significant findings, of the annual audit.

g.	To review and discuss with the Company's independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within applicable auditing standards (U.S. GAAP or IFRS, as applicable) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

h.	To review and discuss with the Company's independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company's independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information); (2) any significant disagreements with management; (3) management's response to these problems, difficulties or disagreements; and (4) to resolve any disagreements between the Company's auditors and management.

B-3

i.	To review with management and the Company's independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the effects of alternative methods under U.S. GAAP or IFRS, as applicable; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.

j.	To review with management and the Company's independent auditors the adequacy and effectiveness of the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company's processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and review and discuss with management and the Company's independent auditors disclosure relating to the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, the independent auditors' report on the effectiveness of the Company's internal control over financial reporting, where applicable, and the required management certifications to be included in or attached as exhibits to the Company's annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

k.	To review and discuss with the Company's independent auditors any other matters required to be discussed by PCAOB Auditing Standards No, 16, Communications with Audit Committees.

l.	To review and discuss with the Company's independent auditors and management the Company's annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") to be filed in Canada and included in the Company's annual report on Form 10-K before the MD&A is filed in Canada and the Form 10-K is filed in the U.S.

m.	To recommend to the Board that the audited financial statements and the MD&A section be approved and filed in Canada and included in the Company's Form 10-K and produce the audit committee report required to be included in the Company's annual report or proxy statement.

n.	To review and discuss with the Company's independent auditors and management the Company's quarterly financial statements and the disclosure under the MD&A to be filed in Canada and to be included in the Company's quarterly report on Form 10-Q before the MD&A is filed in Canada and the Form 10-Q is filed in the U.S.

o.	To review and discuss earnings press releases and corporate practices with respect to earnings releases and financial information and earnings guidance provided to analysts and the investment community.

p.	To review and discuss with management policies and guidelines to govern the process by which management assesses and manages the Company's risks, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

q.	To review the Company's compliance with applicable laws and regulations and to review and oversee any policies, procedures and programs designed to promote such compliance.

B-4

r.	To set clear Company hiring policies for employees, partners, former employees or former partners of the Company's independent auditors that participated in any capacity in any Company audit.

s.	To establish, review and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

t.	To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures as may be adopted by the Board or a committee thereof from time to time.

u.	To conduct any activities relating to the Company's Code of Business Conduct and Ethics as may be delegated from time to time to the Committee by the Board.

v.	To review and reassess the adequacy of the Committee's charter on an annual basis.

w.	To perform such other duties and responsibilities as may be assigned to the Committee by the Board.

IV.       AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority to:

a.	Investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

b.	Delegate such of its authority and responsibilities as the Committee deems proper to subcommittees thereof, subject to all applicable laws and regulations (including without limitation the NYSE MKT listing standards and applicable Canadian securities laws, regulatory policies and stock exchange rules).

c.	Appoint a chair of the Committee, unless a chair is designated by the Board.

d.	Select, retain and obtain, in the Committee's sole discretion, the advice of outside counsel, accounting experts or other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms. The Committee shall have available appropriate funding from the Company as determined by the Committee for payment of: (1) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisors employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B-5

V.        COMMITTEE STRUCTURE AND OPERATIONS

The Committee shall meet in person or telephonically at such times and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times per year. The chairperson, with input from the other members of the Committee and management, shall set the agendas for Committee meetings. A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting, provided that at least one member in attendance is a Canadian resident, and the Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Committee may act by unanimous written consent.

The time and place for Committee meetings, the calling and the procedure at such meetings shall be determined by the Committee having regard to the Articles and By-Laws of the Company. To the extent practicable, at least twenty-four hours' notice of each meeting of the Committee shall be given to each member of the Committee. Notice of a meeting of the Committee shall:

(i)	be in writing (which, for greater certainty, shall include any notice provided via e-mail);

(ii)	state the nature of the business to be transacted at the meeting in reasonable detail; and

(iii)	to the extent practicable, be accompanied by copies of documentation to be considered at the meeting.

The Chair shall preside at all meetings of the Committee and shall have a second and deciding vote in the event of a tie. In the absence of the Chair, the other members of the Committee shall appoint a representative amongst them to act as Chair for that particular meeting.

Notice of meetings of the Committee may be given to the external auditors and shall be given in respect of meetings relating to the annual audited financial statements. The external auditors have the right to appear before and to be heard at any meeting of the Committee. Upon the request of the external auditors, the Chair of the Committee shall convene a meeting of the Committee to consider any matters which the external auditors believe should be brought to the attention of the Board or shareholders of the Company.

The Committee shall report to the Board on such matters and questions relating to the financial position of the Company or any affiliates of the Company as the Board may from time to time refer to the Committee.

The Committee shall maintain minutes containing a summary of the actions taken at each Committee meeting and shall make regular reports to the Board with respect to actions taken by the Committee and areas of the Committee's responsibilities. These reports shall include a review of any issues that arise with respect to the quality and integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements or the performance of the Company's independent auditors.

VI.       PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

C-1

SCHEDULE "C"

EXECUTIVE AND DIRECTOR COMPENSATION

All amounts in this Schedule “C” are in US dollars.

The following table shows the compensation for each of the years ended December 31, 2019 and December 31, 2018 awarded to or earned by our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2019. The persons listed in the following table are referred to herein as the "named executive officers."

Name and Principal Position		Salary	Bonus	Option Awards(4)	All Other	Total
		($)	($)	($)	Compensation(5)	($)
					($)
Gerald Solensky Jr.(1)	2019	334,610	30,000	812,490	336,730	1,513,830
Former Chairman of the Board, President and Chief Executive Officer	2018	309,737	70,000	-	24,000	403,737

Shameze Rampertab(2)	2019	226,261	31,289	367,555	8,013	633,118
Interim Chief Executive Officer, Chief Financial Officer, Corporate Secretary and Director	2018	242,128	72,625	-	7,390	322,143

Stephanie Morley(3)	2019	207,292	30,000	448,212	26,082	711,586
President and Chief Operating Officer	2018	202,596	70,000	-	24,000	296,596

(1) Mr. Solensky entered into an amended employment agreement in July 2018 pursuant to which he is entitled to receive an annual salary of $325,000 and a monthly car allowance of $2,000. On December 2, 2019 Mr. Solensky resigned his positions of Chief Executive Officer and Chairman of the Board. As part of his resignation Mr. Solensky received $338,286 in severance. No grant was issued to Mr. Solensky in 2018. In 2019, Mr Solensky received stock options of 2,100,000 common shares valued at 812,490. Mr. Solensky resigned as an officer and director of our company effective December 2, 2019.

(2)Pursuant to Mr. Rampertab's amended employment agreement in November 2016, he is entitled to receive an annual salary of $225,563. He also receives a monthly car allowance of $602. On December 2, 2019, Mr. Rampertab was named as Interim Chief Executive Officer until June 16, 2020. No grant was issued to Mr. Rampertab in 2018; in 2019 Mr. Rampertab received a stock option grant of 950,000 common shares valued at $370,984.

(3) Dr. Morley entered into an amended employment agreement with Zomedica Pharmaceuticals, Inc. in September 16, 2019 which increased her salary from $200,000 to $225,000 per annum. There was no change to the monthly car and tax preparation allowance of $2,000. No grant was issued to Dr. Morley in 2018; in 2019Dr. Morley received two stock option grants of 900,000 valued at $351,458and 500,000 valued at $100,022.

(4) Represents the aggregate grant date fair value for grants made in 2019 and 2018, respectively, computed in accordance with FASB ASC Topic 718. The assumptions used in valuing options are described in Note 13 to our financial statements included in this Annual Report on Form 10-K.

(5) All Other Compensation represents monthly allowances and severance amounts, net of vacation accrual.

Employment and Consulting Agreements

Robert Cohen

In July 2020, the Corporation entered into an employment agreement with Mr. Cohen, for an unspecified term and provides him with a base salary of $341,500. He is eligible for a one-time cash bonus of $81,500 at the discretion of the Board and is eligible to participate in the Corporation's benefit plans. As part of his employment agreement, Mr. Cohen was granted 2,000,000 options, 33% of which vest immediately and the remainder balance vesting in accordance with the completion of certain, Board identified goals. Mr. Cohen's agreement may terminate at any time, by either party with or without cause.

Stephanie Morley

In connection with her appointment as President Dr. Morley entered into a new employment agreement with us, which has an initial term of three years and automatically extends for one-year terms unless either party elects to terminate it. Under the agreement, Dr. Morley will receive an annual base salary of $225,000, subject to annual review and will be entitled to quarterly cash bonuses upon the achievement of certain specified objectives established by the Board. Pursuant to the agreement, Dr. Morley will receive a $2,000 monthly allowance in respect of the following items: (i) vehicle and (ii) tax preparation. Dr. Morley is entitled to four weeks paid vacation time. Pursuant to the agreement, any options granted to Dr. Morley will be subject to accelerated vesting in the event that Dr. Morley's employment is terminated by us without cause. The agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. In the event that Dr. Morley has a "separation from service" within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, Dr. Morley would have the right to exercise all of her options, and we would be required to pay her a lump sum equal to 12 months of her base salary and any quarterly bonus allocable or payable prior to the date of termination.

C-2

Shameze Rampertab

In July 2016, we entered into a written employment agreement with Mr. Rampertab pursuant to which Mr. Rampertab serves as our Chief Financial Officer. Mr. Rampertab's employment agreement was amended in November 2016 with an unspecified term and provides him with an annual base salary of $225,563 plus quarterly bonuses and other plans provided to senior executives. In addition, we agreed to pay Mr. Rampertab a $602 monthly car allowance, premiums covering medical, dental and disability insurance and reimbursements to travel expenses along with four weeks of paid vacation. Pursuant to Mr. Rampertab's employment agreement, any options granted to him will be subject to accelerated vesting upon a change of control, a resolution of the Board of Directors in anticipation of a change of control or the Corporation's termination without cause or constructive termination of Mr. Rampertab's employment. Mr. Rampertab's employment agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. If we constructively terminate Mr. Rampertab or terminate Mr. Rampertab's employment for any reason other than death or just cause, we are required to pay Mr. Rampertab for his accrued vacation along with the product of multiplying 10.35 by the sum of Mr. Rampertab's then current salary, monthly car allowance and a monthly average of the bonus amounts payable in the previous twelve months. In the event of a change of control, the board must consider additional bonus payments to Mr. Rampertab.

C-3

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2019.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Gerald Solensky, Jr.(1)	1,705,265	-	-	1.52	1/10/2021	-	-	-	-
Shameze Rampertab (1)	950,000	-	-	1.52	1/10/2021	-	-	-	-
Stephanie Morley (1)	900,000	-	-	1.52	1/10/2021	-	-	-	-
Bruk Herbst (1)	300,000	-	-	1.52	1/10/2021	-	-	-	-
Stephanie Morley (2)	500,000	-	-	0.43	9/16/2021	-	-	-	-

(1)	Stock options vest immediately upon issue, with an issue date of January 10, 2019, and expire on January 10, 2021.
(2)	Stock options vest immediately upon issue, with an issue date of September 16, 2019 and expire on September 16, 2021.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2019, with respect to all compensation arrangements maintained by us, including individual compensation arrangements, under which shares are authorized for issuance.

Plan Category	Number of Securities to be issued upon outstanding options rights	Weighted-average exercise price outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	7,040,265	$ 1.29	0
Equity compensation plans not approved by shareholders	Nil	N/A	Nil
Total	7,040,265	$ 1.29	0

C-4

Director Compensation

We have not established a formal compensation policy for our outside directors. None of our outside directors compensated other than through stock option grants in their role as board members. The table below lists options granted to our board members:

Name	Option shares	Exercise Price USD	Original Grant date	Expiration Date
Jeffrey Rowe	350,000	1.52	01/10/19	01/10/21
Rodney Williams	400,000	1.52	01/10/19	01/10/21
James Lebar	400,000	1.52	01/10/19	01/10/21
Johnny D. Powers	500,000	0.26	08/19/19	08/19/21
Johnny D. Powers	100,000	0.35	08/19/19	08/19/21
Johnny D. Powers	100,000	0.45	08/19/19	08/19/21
Johnny D. Powers	100,000	0.55	08/19/19	08/19/21
Johnny D. Powers	100,000	0.65	08/19/19	08/19/21
Johnny D. Powers	100,000	0.75	08/19/19	08/19/21
Jeffrey Rowe	250,000	0.19	03/14/20	03/14/25
Rodney Williams	200,000	0.19	03/14/20	03/14/25
James Lebar	200,000	0.19	03/14/20	03/14/25
Johnny D. Powers (1)	250,000	0.19	03/14/20	03/14/25

(1)	Johnny Powers was engaged in a consulting contract effective December 2, 2019, providing strategic guidance on corporate strategy. The contract expired April 30, 2020. He received cash compensation of $15,533 and 250,000 options.

D-1

SCHEDULE "D"

AMENDED AND RESTATED BY-LAW NO. 1 (2nd Version)

AMENDED AND RESTATED BY-LAW NO. 1 (2ND VERSION)

A by-law relating generally to the

transaction of the business and

affairs of

ZOMEDICA PHARMACEUTICALS CORP.

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		1

1.01	Definitions	1

ARTICLE 2 BUSINESS OF THE CORPORATION		1

2.01	Registered Office	1
2.02	Corporate Seal	1
2.03	Financial Year	~~2~~1
2.04	Execution of Instruments	2
2.05	Delegation of Borrowing Power	2

ARTICLE 3 DIRECTORS		2

3.01	Number and Qualification of Directors	2
3.02	Election and Term	2
3.03	Action by the Board	2
3.04	At Least One Quarter Canadians at Meetings	~~3~~2
3.05	Meeting by Telephone	3
3.06	Place of Meetings	3
3.07	Calling of Meetings	3
3.08	Notice of Meeting	3
3.09	First Meeting of New Board	3
3.10	Chairman	3
3.11	Quorum	~~4~~3
3.12	Votes to Govern	~~4~~3
3.13	Remuneration and Expenses	4
3.14	Resolutions in Writing	4

ARTICLE 4 OFFICERS		4

4.01	Appointment	4
4.02	President	4
4.03	Powers and Duties of other Officers	~~5~~4
4.04	Term of Office	5
4.05	Agents and Attorneys	5

ARTICLE 5 COMMITTEES		5

5.01	Committees of the Board	5

5.02	Transaction of Business	5
5.03	Advisory Bodies	5
5.04	Procedure	5

ARTICLE 6 PROTECTION OF DIRECTORS, OFFICERS AND OTHERS		~~6~~5

6.01	Limitation of Liability	~~6~~5
6.02	Indemnity	6

ARTICLE 7 SHARES		6

7.01	Allotment of Shares	6
7.02	Commissions	6
7.03	Non-recognition of Trusts	~~7~~6
7.04	Share Certificates	~~7~~6
7.05	Replacement of Share Certificates	7
7.06	Deceased Shareholders	7
7.07	Transfer Agents and Registrars	7

ARTICLE 8 MEETINGS OF SHAREHOLDERS		7

8.01	Annual Meetings	7
8.02	Special Meetings	~~8~~7
8.03	Place of Meetings	~~8~~7
8.04	Meeting by Electronic Means	7
8.05	Participation in Meeting by Electronic Means	8
8.06	Notice of Meetings	8
~~8.05~~8.07	List of Shareholders Entitled to Notice	8
~~8.06~~8.08	Meetings Without Notice	8
~~8.07~~8.09	Chairman and Secretary	8
~~8.08~~8.10	Quorum	8
~~8.09~~8.11	Only One Shareholder	8
~~8.10~~8.12	Votes to ~~Govern~~Gover	8
8.13	Electronic Voting	9

ARTICLE 9 NOTICES		9

9.01	Method of Giving Notices	9
9.02	Notice to Joint Shareholders	~~9~~10
9.03	Computation of Time	~~9~~10
9.04	Omissions and Errors	~~9~~10
9.05	Persons Entitled by Death or Operation of Law	~~9~~10
9.06	Waiver of Notice	10
9.07	Interpretation	10

ARTICLE 10 EFFECTIVE DATE		~~10~~11

10.01	Effective Date	~~10~~11

BE IT ENACTED as a by-law of the Corporation as follows:

ARTICLE 1
INTERPRETATION

1.01	Definitions

In the by-laws of the Corporation, unless the context otherwise requires:

(a)	"Act" means the Business Corporations Act (Alberta), ~~or~~and any ~~statute that~~regulations thereunder, as may be amended or substituted ~~therefor, as~~ from time to time ~~amended~~hereafter;

(b)	"appoint" includes "elect" and vice versa;

(c)	"articles" means the articles attached to the Certificate of Incorporation of the Corporation as from time to time amended or restated;

(d)	"board" means the board of directors of the Corporation;

(e)	"by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

(f)	"Corporation" means the corporation incorporated under the Act by the said certificate to which the articles are attached;

(g)	"meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders; and "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders; and

(h)	"recorded address" has the meaning set forth in Section 9.07.

Save as aforesaid, words and expressions defined in the Act, including "resident Canadian", have the same meanings when used herein. Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, partnership, association, body corporate, trustee, executor, administrator and legal representative.

ARTICLE 2
BUSINESS OF THE CORPORATION

2.01	Registered Office

The registered office of the Corporation shall be at the place within the Province of Alberta as is specified in the notice thereof filed with the articles and thereafter as the board may from time to time determine.

2.02	Corporate Seal

The corporate seal, if any, of the Corporation shall be in the form adopted by the board from time to time.

2.03	Financial Year

The financial year of the Corporation shall end on such date as may be determined by the directors from time to time.

2.04	Execution of Instruments

Unless otherwise specified by the directors, contracts, documents and other instruments requiring execution by the Corporation shall be signed by any one person who holds the office of chairman of the board, managing director, president, chief executive officer, chief operating officer, chief medical officer, vice-president, director, chief financial officer, secretary, treasurer, or any other office created by by-law or by the board. In the case where only one director has been elected, all contracts, documents and other instruments requiring execution shall require the signature of the sole director, and all contracts, documents and other instruments so signed shall be binding upon the Corporation without any further authorization or formality. The directors are authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents and instruments generally or to sign specific contracts, documents or instruments.

2.05	Delegation of Borrowing Power

Unless the articles of the Corporation otherwise provide, the board may from time to time delegate to a director, a committee of the board, or an officer of the Corporation any or all of the powers conferred on the board by the Act in respect of the borrowing powers of the Corporation to such extent and in such manner as the board may determine at the time of such delegation~~; and without limitation the board by making this by-law hereby delegates such powers to the president~~.

ARTICLE 3
DIRECTORS

3.01	Number and Qualification of Directors

Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles. At least one-quarter of the directors shall be resident Canadians.

3.02	Election and Term

The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors otherwise determine. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.03	Action by the Board

The board shall manage the business and affairs of the Corporation. The powers of the board may be exercised at a meeting (subject to Sections 3.05 and 3.11) at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

3.04	At Least One Quarter Canadians at Meetings

The board shall not transact business at a meeting, other than filling a vacancy in the board, unless at least one quarter of the directors present are resident Canadians, except where:

(a)	a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

(b)	the number of resident Canadian directors present at the meeting, together with any resident Canadian director who gives his approval under clause (a), totals at least one quarter of the directors present at the meeting.

3.05	Meeting by Telephone

If all the directors of the Corporation consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such conference telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

3.06	Place of Meetings

Meetings of the board may be held at any place in or outside Alberta.

3.07	Calling of Meetings

Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman, the president, the chief executive officer or any two directors may determine.

3.08	Notice of Meeting

Subject to the specification of the purpose or business of the meeting when required by the Act, notice of the time and place of each meeting of the board shall be given in the manner provided in ARTICLE 9 to each director not less than 48 hours before the time when the meeting is to be held.

3.09	First Meeting of New Board

Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

3.10	Chairman

The board of directors may select (by majority vote either at a duly called meeting or in writing in accordance with ARTICLE 3.05) a chairman, who shall be a director of the Corporation. The chairman of any meeting of the board shall be the chairman (if one has been appointed) or failing him, either the president or chief executive officer if such individual(s) is/are a director and is/are present at the meeting. Otherwise, the directors present shall choose one of their number to be chairman.

3.11	Quorum

Subject to Section 3.04, the quorum for the transaction of business at any meeting of the board shall be a majority of directors or such greater number of directors as the board may from time to time determine. Where the Corporation has a board consisting of only one director, that director may constitute a meeting.

3.12	Votes to Govern

At all meetings of the board, and subject to the requirements of the Act in respect of conflicts of interest, every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

3.13	Remuneration and Expenses

The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

3.14	Resolutions in Writing

Any resolution in writing signed by all of the directors entitled to vote on that resolution at a meeting of a meeting of directors or a committee of directors, is as valid as if it had been passed at a meeting of directors or committee of directors. Any such resolution may be so signed in counterpart and any such resolution may be executed and delivered by any form of electronic transmission, and is effective as of the date thereof or the time and/or date therein stated to be the effective time and/or date regardless of when the resolution is signed, and if not dated or dated to be effective as of an expressed date/time, then it is effective as of the latest date of execution.

ARTICLE 4
OFFICERS

4.01	Appointment

The board may from time to time appoint a chairman, a president, a chief executive officer, a chief operating officer, a chief medical officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office. The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Except for a chairman of the board, an officer may but need not be a director.

4.02	President

Unless a chief executive officer is appointed, the president shall be the chief executive officer and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation; and he shall have such other powers and duties as the board may specify. In the case where a chief executive officer has been appointed (and is an individual other than the president), the apportionment of management duties and responsibilities between the president and chief executive officer shall be as determined by the board.

4.03	Powers and Duties of other Officers

The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the president and/or chief executive officer may specify. The board and the president and/or chief executive officer may, from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the president and/or chief executive officer otherwise directs.

4.04	Term of Office

The board, in its discretion, may remove any officer of the Corporation. Otherwise each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

4.05	Agents and Attorneys

The Corporation, by or under the authority of the board or the president, shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers (including the power to subdelegate) of management, administration or otherwise as may be thought fit.

ARTICLE 5
COMMITTEES

5.01	Committees of the Board

The board may appoint one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of the board has no authority to exercise. At least one quarter of the members of any such committee shall be resident Canadians.

5.02	Transaction of Business

The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at a place in or outside Canada.

5.03	Advisory Bodies

The board may from time to time appoint such advisory boards as it may deem advisable.

5.04	Procedure

Unless otherwise determined by the board, each committee and advisory board shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

ARTICLE 6
PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

6.01	Limitation of Liability

Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

6.02	Indemnity

Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful. The Corporation shall also indemnify such person in such other circumstances as the Act or law permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

ARTICLE 7
SHARES

7.01	Allotment of Shares

Subject to the Act and the articles, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

7.02	Commissions

The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

7.03	Non-recognition of Trusts

Subject to the Act, the Corporation may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

7.04	Share Certificates

Every holder of one or more shares of the Corporation shall be entitled at the shareholder's option to a share certificate that complies with the Act, or a written acknowledgment that complies with the Act of the shareholder's right to obtain a share certificate from the Corporation in respect of the shares of the Corporation held by such shareholder, which written acknowledgment shall include, without limitation, documentation that gives the shareholder the option to have the shares of the shareholder deposited into a Direct Registration System (DRS) account or a DTC (Depository Trust Company) account (or any other similar electronic registry system) to be held in "book-entry" form or to request the issuance of a physical share certificate. Any share certificate issued pursuant to this section 7.04 shall be in such form as the board may from time to time approve, shall be signed in accordance with section 2.04 and need not be under the corporate seal.

7.05	Replacement of Share Certificates

The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

7.06	Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make any dividend or other payments in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation.

7.07	Transfer Agents and Registrars

The board may from time to time appoint one or more agents to maintain, in respect of each class of shares of the Corporation issued by it, a central securities register and one or more branch securities registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

ARTICLE 8
MEETINGS OF SHAREHOLDERS

8.01	Annual Meetings

The annual meeting of shareholders shall be held at such time in each year and, ~~subject to~~as provided in Section 8.03, at such place as the board ~~or the president~~ may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

8.02	Special Meetings

The board~~, the chairman, the president or the chief executive officer~~ shall have power to call a special meeting of shareholders at any time.

8.03	Place of Meetings

Meetings of shareholders shall be held at ~~the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in~~any place within or outside ~~of~~ Alberta as determined by the directors from time to time.

8.04	Meeting by Electronic Means

If the directors or the shareholders of the Corporation call a meeting of shareholders pursuant to the Act, the directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Act, entirely by electronic means, telephone, or other communication facility that permits all participants to communicate adequately with each other during the meeting.

8.05	Participation in Meeting by Electronic Means

Any person entitled to attend a meeting of shareholders may participate in the meeting, in accordance with the Act, by electronic means, telephone, or other communication facility that permits all participants to hear or otherwise communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act and these by-laws to be present at the meeting.

8.06 ~~8.04~~	Notice of Meetings

Notice of the time and place of each meeting of shareholders shall be given in the manner provided in ARTICLE 9 not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor, and to each shareholder entitled to vote at the meeting.

8.07 ~~8.05~~	List of Shareholders Entitled to Notice

For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting.

8.08 ~~8.06~~	Meetings Without Notice

A meeting of shareholders may be held without notice at any time and place permitted by the Act (a) if all the shareholders entitled to vote thereat are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to such meeting being held, and (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.

8.09 ~~8.07~~	Chairman and Secretary

The chairman of any meeting of shareholders shall be the chairman of the board or, failing him, the president or the chief executive officer, or in the absence of both of them, the chief financial officer, or in his absence, a vice-president who is a shareholder. If no such officer is present, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.

8.10 ~~8.08~~	Quorum

~~Subject to the Act in respect of a majority shareholder~~At a meeting of shareholders of the Corporation, a quorum for the transaction of business ~~at any~~ meeting of shareholders shall ~~be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled~~consist of at least two persons present and holding or representing by proxy not less than [25%] of the outstanding shares of the Corporation entitled to be voted at the meeting.

8.11 ~~8.09~~	Only One Shareholder

Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or duly represented constitutes a meeting.

8.12 ~~8.10~~	Votes to Govern

(a)	At any meeting of shareholders every question shall, unless otherwise required by the articles or by--laws or by law, shall be determined by a majority of the votes cast on the question. ~~In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.~~

(b)	Subject to the Act, voting at a meeting of shareholders shall be by a show of hands unless a ballot is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Unless a ballot be required or demanded, a declaration by the chairman presiding at such meeting that a matter has been carried by a particular majority, or not carried, and an entry made to that effect in the minutes of the proceedings at the meeting, shall be conclusive evidence of that act without proof of the number or proportion of the votes recorded in favour or against such matter.

(c)	On any question to be decided at a meeting of shareholders, the chairman may require, or any shareholder present in person or by proxy and entitled to vote may demand, a ballot either before or after any vote by a show of hands. A ballot so required or demanded shall be taken in such manner as the chairman presiding at such meeting shall direct. A requirement or a demand for a ballot may be withdrawn at any time prior to the taking of the ballot with the consent of the meeting.

(d)	Subject to the articles, upon a ballot each shareholder present in person or represented by proxy shall be entitled to one vote for each share in respect of which he or she is entitled to vote at the meeting.

8.13	Electronic Voting

Notwithstanding Section 8.12:

(a)	any vote at a shareholder meeting may be held, in accordance with the Act, entirely by electronic means, telephone or other communications facility, if the Corporation makes such a communications facility available; and

(b)	any shareholder participating in a meeting pursuant to Section 8.05 and entitled to vote at the meeting may vote, in accordance with the Act, by electronic means, telephone or other communication facility that the Corporation has made available for that purpose.

ARTICLE 9
NOTICES

9.01	Method of Giving Notices

(a)	Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication or (where permitted by applicable law) if sent to him by electronic transmission to an address previously known to have received e-mail correspondence from the Corporation or otherwise provided by the recipient to the Corporation. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

(b)	Notwithstanding anything contained herein, any notice or document required to be sent or delivered under the Act, the articles or the by-laws may be sent by electronic means in accordance with the Electronic Communications Act (Alberta).

9.02	Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, any notice may be addressed to all such joint holders, but notice addressed to one of such persons shall be sufficient notice to all of them.

9.03	Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the day of giving the notice shall be excluded and the day of the meeting or other event shall be included.

9.04	Omissions and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

9.05	Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

9.06	Waiver of Notice

Any shareholder, proxyholder or other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the regulations thereunder, the articles, the by-laws or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given in any manner.

9.07	Interpretation

In this by-law, "recorded address" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation.

ARTICLE 10
EFFECTIVE DATE

10.01	Effective Date

This ~~by-law shall come into force when made by the board in accordance with the Act.~~Amended and Restated By-law No. 1 (2nd Version) amends and restates Amended and Restated By-law No. 1 of the Corporation with effect as of the date hereof. Except as amended hereby, existing Amended and Restated By-law No. 1 is hereby ratified and confirmed as being in full force and effect. Amendment and restatement of Amended and Restated By-law No. 1 as provided in this Amended and Restated By-law No. 1 (2nd Version) shall not affect the validity of any act done or approval given under, or the validity and continuance of any resolution, appointment, contract, plan or payment made pursuant to any provision that has been amended or deleted hereby prior to the date hereof under Amended and Restated By-law No. 1.

MADE by the board ~~on , 2017.~~ this ___ day of July, 2020.

~~President~~
Chairman of the Board

~~Chief Financial Officer~~

Instrument of Proxy

I/We, being holder(s) of common shares (the “Common Shares”) in the capital of Zomedica Pharmaceuticals Corp. (the “Corporation”), hereby appoint: Robert Cohen, Interim Chief Executive Officer or failing him, Shameze Rampertab, Chief Financial Officer and Corporate Secretary, OR

To appoint a proxyholder other than the management nominees indicated above, print that name here as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below directions (or if no directions have been given, FOR each of the matters listed below) on all the following matters and any other matter that may properly come before the Annual and Special Virtual-Only Meeting (the “Meeting”) of shareholders of the Corporation to be held at 8:30 a.m. (Toronto time) on Friday, September 25, 2020, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution. The Company is holding the meeting as a completely virtual meeting, which will be conducted via live audio cast, online at www.web.lumiagm.com/100592557, password "zomedica2020".

Management recommends voting FOR Resolutions 1 to 9. Please use a dark black pencil or pen.

1.	Election of Directors		FOR	WITHHOLD
	1.	Robert Cohen	☐	☐
	2.	Shameze Rampertab	☐	☐
	3.	Jeffrey Rowe	☐	☐
	4.	Johnny D. Powers	☐	☐
	5.	Rodney Williams	☐	☐
	6.	Chris MacLeod	☐	☐

2.	Appointment of Auditors		FOR	AGAINST	ABSTAIN
	Appointment of MNP LLP as Auditors and authorization of the board of directors to fix the Auditors’ remuneration		☐	☐	☐

3.	Reduction of Stated Capital Account of Common Shares		FOR	AGAINST	ABSTAIN
	Approval of a special resolution to reduce the stated capital account applicable to the Common Shares		☐	☐	☐

4.	Amend Articles to Remove Lien on a Share Registered in the Name of a Shareholder for a Debt		FOR	AGAINST	ABSTAIN
	Approval of a special resolution to amend the Articles the Corporation (the “Articles”) to remove from the Articles the Corporation’s lien on a share registered in the name of a shareholder for a debt to the Corporation		☐	☐	☐

5.	Amend Articles to Allow Meeting of Shareholders Outside Alberta		FOR	AGAINST	ABSTAIN
	Approval of a special resolution to amend the Articles to allow meetings of shareholders to be held outside Alberta		☐	☐	☐

6.	Amend Articles to Effect a Share Consolidation (Reverse Share Split)		FOR	AGAINST	ABSTAIN
	Approval of a special resolution to amend the Articles to effect a share consolidation (or a reverse share split) of the Common Shares on the basis provided in the special resolution		☐	☐	☐

7.	Amend Articles to Effect Name Change		FOR	AGAINST	ABSTAIN
	Approval of a special resolution to amend the Articles to change the name of the Corporation to "Zomedica Corp."		☐	☐	☐

8.	Approval of an amendment to the Amended and Restated By-law No.1		FOR	AGAINST	ABSTAIN
	Approval of an ordinary resolution ratifying and confirming the amendments to the Amended and Restated By-law No. 1 as described in the Management Proxy Circular and Proxy Statement of the Corporation dated August , 2020 and prepared in connection with the Meeting		☐	☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR each of the matters described above. On any amendments or variations of matters described in the Notice of the Meeting, or any other matters that may properly come before the Meeting, I/We authorize the appointee to vote as they see fit.

Signature(s)	Date

Please sign exactly as your name(s) appear on this proxy. Please see next page for instructions. All proxies must be received by 8:30 a.m. (Toronto time) on Wednesday, September 23, 2020.

Notes to Proxy

1.     This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy indicating your signing capacity, and you may be required to provide documentation evidencing your power to sign this proxy.

2.     If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3.     If a security is held by two or more individuals, then all of those registered should sign the proxy.

4.     Every shareholder has the right to appoint some other person or company of the shareholder’s choice, who need not be a shareholder of the Corporation, to attend and act on the shareholder’s behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons who names are printed above, please insert the name of your chosen proxyholder in the space provided above and return your proxy by mail, fax or email as provided below. The proxy must be received by AST Trust Company (Canada) (“AST”), on behalf of the Corporation, by 8:30 a.m. (Toronto time) on Wednesday, September 23, 2020. In addition, you must contact AST at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America) and provide AST with the required information for your proxyholder so that AST may provide the proxyholder with a control number by email. This also must occur by 8:30 a.m. (Toronto time) on Wednesday, September 23, 2020. This control number will allow your proxyholder to log into and vote at the Meeting. Without a control number, your proxyholder will only be able to log into the Meeting as a guest, and will not be able to vote.

5.     The Common Shares of the Corporation represented by this proxy will be voted as directed by the holder. However, if such a direction is not made in respect of any matter, then the Common Shares will be voted FOR each matter. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Special and Annual Virtual-Only Meeting, or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

6.     If this proxy is not dated, it will be deemed to bear the date that it is mailed to the holder.

All holders should refer to the Corporation’s Management Information Circular and Proxy Statement dated August      , 2020 for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

How to Vote

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

AST Trust Company (Canada)
P.O. Box 721
Agincourt, ON M1S 0A1

You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada).

When submitting your proxy please be sure to submit both sides in order to capture the voting control number.

All proxies must be received by 8:30 a.m. (Toronto time) on Wednesday, September 23, 2020.